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                                                    EXHIBIT 10.04










                          OLD NATIONAL BANCORP


                       EMPLOYEES' RETIREMENT PLAN




















                              Amended and Restated
                                     as of
                                   May 1, 1996
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            OLD NATIONAL BANCORP EMPLOYEES' RETIREMENT PLAN

                                TABLE OF CONTENTS

                                                           Page #

  INTRODUCTION. . . . . . . . . . . . . . . . . . . . . . . . . 1

  TITLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
               Section 1.1    Title   . . . . . . . . . . . . . 2

  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . 3
               Section 2.1    Accrued Benefit   . . . . . . . . 3
               Section 2.2    Actuarial Equivalent  . . . . . . 4
               Section 2.3    Actuary   . . . . . . . . . . . . 4
               Section 2.4    Anniversary Date  . . . . . . . . 4
               Section 2.5    Annual Earnings   . . . . . . . . 5
               Section 2.6    Attained Age  . . . . . . . . . . 5
               Section 2.7    Average Monthly Compensation  . . 5
               Section 2.8    Average Monthly Earnings  . . . . 5
               Section 2.9    Beneficiary   . . . . . . . . . . 5
               Section 2.10   Board of Directors  . . . . . . . 6
               Section 2.11   Break in Service  . . . . . . . . 6
               Section 2.12   Code  . . . . . . . . . . . . . . 6
               Section 2.13   Company   . . . . . . . . . . . . 6
               Section 2.14   Contingent Beneficiary  . . . . . 6
               Section 2.15   Covered Compensation  . . . . . . 6
               Section 2.16   Credited Service  . . . . . . . . 7
               Section 2.17   Death Benefit   . . . . . . . . . 8
               Section 2.18   Defined Benefit Plan  . . . . . . 8
               Section 2.19   Defined Contribution Plan   . . . 8
               Section 2.20   Disability Payment  . . . . . . . 8
               Section 2.21   Disability Retirement Date  . . . 8
               Section 2.22   Disabled Member   . . . . . . . . 8
               Section 2.23   Early Retirement Age  . . . . . . 8
               Section 2.24   Early Retirement Date   . . . . . 8
               Section 2.25   Effective Date  . . . . . . . . . 8
               Section 2.26   Employee  . . . . . . . . . . . . 9
               Section 2.27   Employer  . . . . . . . . . . . . 9
               Section 2.28   Entrance Date   . . . . . . . . . 9
               Section 2.29   Highly Compensated Employees  . . 9
               Section 2.30   Hour of Service   . . . . . . .  12
               Section 2.31   Key Employee  . . . . . . . . .  14
               Section 2.32   Late Retirement Date  . . . . .  15
               Section 2.33   Leased Employee   . . . . . . .  15
               Section 2.34   Limitation Year   . . . . . . .  15
               Section 2.35   Member  . . . . . . . . . . . .  15
               Section 2.36   Merged Plan   . . . . . . . . .  16
               Section 2.37   Monthly Retirement Income   . .  16
               Section 2.38   Normal Retirement Age   . . . .  16
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               Section 2.39   Normal Retirement Date  . . . .  16
               Section 2.40   Original Plan   . . . . . . . .  16
               Section 2.41   Participating Employer  . . . .  16
               Section 2.42   Participation Date  . . . . . .  16
               Section 2.43   Permissive Aggregation Group  .  16
               Section 2.44   Plan Year   . . . . . . . . . .  16
               Section 2.45   Prior Plan  . . . . . . . . . .  16
               Section 2.46   Required Aggregation Group  . .  17
               Section 2.47   Retired Member  . . . . . . . .  17
               Section 2.48   Retirement Committee  . . . . .  17
               Section 2.49   Service   . . . . . . . . . . .  17
               Section 2.50   Sponsoring Employer   . . . . .  18
               Section 2.51   Spouse  . . . . . . . . . . . .  18
               Section 2.52   Statutory Interest Rate   . . .  18
               Section 2.53   Top Heavy Plan  . . . . . . . .  18
               Section 2.54   Total and Permanent Disability   19
               Section 2.55   Trust Agreement   . . . . . . .  19
               Section 2.56   Trustee   . . . . . . . . . . .  20
               Section 2.57   Trust Fund  . . . . . . . . . .  20
               Section 2.58   Construction  . . . . . . . . .  20

  MEMBERSHIP IN THE RETIREMENT PLAN . . . . . . . . . . . . .  21
               Section 3.1    Eligibility Requirements  . . .  21
               Section 3.2    Plan Binding  . . . . . . . . .  21

  MONTHLY RETIREMENT INCOME . . . . . . . . . . . . . . . . .  22
               Section 4.1    General   . . . . . . . . . . .  22
               Section 4.2    Benefit Forms   . . . . . . . .  22
               Section 4.3    Normal Retirement   . . . . . .  24
               Section 4.4    Late Retirement   . . . . . . .  25
               Section 4.5    Early Retirement  . . . . . . .  25
               Section 4.6    Disability Retirement   . . . .  26
               Section 4.7    Proof of Entitlement  . . . . .  28
               Section 4.8    Reemployment  . . . . . . . . .  28
               Section 4.9    Non-forfeitable Right at Normal
               Retirement   . . . . . . . . . . . . . . . . .  28

  OTHER BENEFITS  . . . . . . . . . . . . . . . . . . . . . .  29
               Section 5.1    Other Terminations of Employment 29
               Section 5.2    Death Benefits  . . . . . . . .  30
               Section 5.3    Death of Retired or Disabled
                              Member  . . . . . . . . . . . .  31
               Section 5.4    Payment to Contingent
                              Beneficiaries . . . . . . . . .  31
               Section 5.5    Lump Sum Distributions  . . . .  31
               Section 5.6    Benefit Commencement Limitations 32
               Section 5.7    Minimum Distribution Rules  . .  33
               Section 5.8    Required Distribution Periods    33
               Section 5.9    Member Directed Rollovers   . .  34

  THE RETIREMENT COMMITTEE. . . . . . . . . . . . . . . . . .  36
               Section 6.1    Appointment   . . . . . . . . .  36
               Section 6.2    Term of Appointment   . . . . .  36
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               Section 6.3    Officers and Actions  . . . . .  36
               Section 6.4    Duties  . . . . . . . . . . . .  36
               Section 6.5    Claims Procedures   . . . . . .  37
               Section 6.6    Direction to Trustee  . . . . .  38
               Section 6.7    Non-discrimination Provision  .  38
               Section 6.8    Employment of Agents  . . . . .  39
               Section 6.9    Indemnification   . . . . . . .  39

  CONTRIBUTIONS BY THE EMPLOYER . . . . . . . . . . . . . . .  40
               Section 7.1    Contributions   . . . . . . . .  40
               Section 7.2    Expenses  . . . . . . . . . . .  40
               Section 7.3    Actuary   . . . . . . . . . . .  40
               Section 7.4    Funding Standard Account  . . .  40

  THE TRUST FUND AND TRUSTEE. . . . . . . . . . . . . . . . .  41
               Section 8.1    Trust Agreement   . . . . . . .  41
               Section 8.2    Trust Fund  . . . . . . . . . .  41
               Section 8.3    Appointment of Trustee  . . . .  41
               Section 8.4    Powers of Trustee   . . . . . .  41

  RESERVATION OF AND LIMITATIONS ON RIGHTS. . . . . . . . . .  42
               Section 9.1    Benefits  . . . . . . . . . . .  42
               Section 9.2    Contributions   . . . . . . . .  42
               Section 9.3    Members' Rights   . . . . . . .  42
               Section 9.4    Benefit Offset  . . . . . . . .  42
               Section 9.5    Spendthrift Clause  . . . . . .  43
               Section 9.6    Return of Contributions   . . .  43

  AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . .  44
               Section 10.1   Amendment of Plan   . . . . . .  44
               Section 10.2   Limitations on Right to Amend    44

  PERMANENT OR TEMPORARY DISCONTINUANCE OF PLAN . . . . . . .  45
               Section 11.1   Termination   . . . . . . . . .  45
               Section 11.2   Apportionment of Trust Fund   .  45
               Section 11.3   Allocation of Trust Fund  . . .  45
               Section 11.4   Expenses  . . . . . . . . . . .  46
               Section 11.5   Distribution of Trust Fund  . .  46
               Section 11.6   Restrictions on Distributions    46
               Section 11.7   Termination of Signatory
                              Employer . . . . . . . . . . . . 47
               Section 11.8   Non-forfeitability  . . . . . .  47

  ACTUARY . . . . . . . . . . . . . . . . . . . . . . . . . .  48
               Section 12.1   Duties  . . . . . . . . . . . .  48
               Section 12.2   Information   . . . . . . . . .  48
               Section 12.3   Reliance  . . . . . . . . . . .  48

  ENTRY AND WITHDRAWAL OF AN EMPLOYER . . . . . . . . . . . .  49
               Section 13.1   Entry of Employer   . . . . . .  49
               Section 13.2   Withdrawal of Employer  . . . .  49
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  CHANGE IN EMPLOYMENT. . . . . . . . . . . . . . . . . . . .  51
               Section 14.1   Transfer to Signatory Employer   51
               Section 14.2   Transfer to Non-signatory
                              Employer . . . . . . . . . . . . 51
               Section 14.3   Transfer from Non-signatory
                              Employer  . . . . . . . . . . .  51
               Section 14.4   Resumption of Full Membership    51
               Section 14.5   Change in Employment Status   .  52

  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . .  53
               Section 15.1   Retirement Committee
                              Interpretation  . . . . . . . .  53
               Section 15.2   Headings  . . . . . . . . . . .  53
               Section 15.3   Governing Law   . . . . . . . .  53
               Section 15.4   Benefits to Minors and
                              Incompetents  . . . . . . . . .  53
               Section 15.5   Actuarial Determinations  . . .  53
               Section 15.6   Copies of Documents   . . . . .  54
               Section 15.7   Severability  . . . . . . . . .  54
               Section 15.8   Named Fiduciaries   . . . . . .  54
               Section 15.9   Allocation of Duties of
                              Fiduciaries . . . . . . . . . .  54
               Section 15.10  Misstatement of Facts   . . . .  55
               Section 15.11  Limitation on Benefits  . . . .  55
               Section 15.12  Combined Limitation on Benefits  58
               Section 15.13  Corrective Adjustments  . . . .  60
               Section 15.14  Successor on Merger or
                              Consolidation   . . . . . . . .  60
               Section 15.15  Benefits on Merger or
                              Consolidation . . . . . . . . .  60
               Section 15.16  Exclusive Benefit   . . . . . .  60
               Section 15.17  Unclaimed Benefits  . . . . . .  60

  TOP HEAVY PROVISIONS. . . . . . . . . . . . . . . . . . . .  61
               Section 16.1   Generally   . . . . . . . . . .  61
               Section 16.2   Vesting   . . . . . . . . . . .  61
               Section 16.3   Minimum Benefit   . . . . . . .  61
               Section 16.4   Top Heavy Compensation  . . . .  62
               Section 16.5   Testing Year  . . . . . . . . .  62
               Section 16.6   Full Compensation   . . . . . .  62
               Section 16.7   Top Heavy Service   . . . . . .  62
               Section 16.8   Combined Limitation on Benefits   62

  SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . .  63

  APPENDIX APARTICIPATING EMPLOYERS . . . . . . . . . . . . .  64

  APPENDIX BPARTICIPATING EMPLOYERS - EARLY RETIREMENT
               ELIGIBILITY  . . . . . . . . . . . . . . . . .  65

  APPENDIX CPARTICIPATING EMPLOYERS - OPTIONAL FORMS
               PROVISIONS   . . . . . . . . . . . . . . . . .  66
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  APPENDIX DPARTICIPATING EMPLOYERS - NORMAL RETIREMENT
               PROVISIONS   . . . . . . . . . . . . . . . . .  67

  APPENDIX EPARTICIPATING EMPLOYERS - EARLY RETIREMENT
               REDUCTIONS   . . . . . . . . . . . . . . . . .  68

  APPENDIX FPARTICIPATING EMPLOYERS - VESTING PROVISIONS. . .  69

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                           INTRODUCTION


          Effective January 1, 1945, Old National Bank adopted the Old National Bank Retirement Plan ("Original Plan") for the benefit of its eligible employees.

          Effective January 1, 1951, Old National Bank amended and restated the Original Plan as the Old National Bank
  Retirement Plan ("1951 Plan").

          Effective January 1, 1970, Old National Bank amended and restated the 1951 Plan as the Old National Bank Retirement
  Plan ("1970 Plan").

          Effective January 1, 1976, Old National Bank amended and restated the 1970 Plan as the Old National Bank Retirement
  Plan ("1976 Plan").

          Effective January 1, 1982, Old National Bank amended and restated the 1976 Plan as the Old National Bank Retirement
  Plan ("1982 Plan").

          Effective January 1, 1984, Old National Bank amended and restated the 1982 Plan as the Old National Bank Retirement
  Plan ("1984 Plan").

          Effective January 1, 1986, Old National Bancorp
  ("Sponsoring Employer", formerly Old National Bank) amended and restated the 1984 Plan as the Old National Bancorp Employees'
  Retirement Plan ("1986 Plan").

          Effective January 1, 1989, the Sponsoring Employer amended and restated the 1986 Plan as the Old National Bancorp
  Employees' Retirement Plan ("Prior Plan").

          Effective May 1, 1996, except as otherwise provided herein, in order to comply with recent changes in the law and regulations, the Employer, by action of its Board of Directors, desires to amend and restate the Prior Plan as the Old National Bancorp Employees' Retirement Plan ("Plan").

          The purpose of this Plan continues to be to provide for the retirement of Employees of the Employer who become Members of the Plan, benefits for Totally and Permanently Disabled Members, and Death Benefits for beneficiaries of deceased Members, but limited to those who qualify herein in accordance with the terms and conditions hereinafter set forth.

          It is intended that this Plan, together with the Trust Agreement, meet all the requirements of the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended, and the Plan shall be interpreted, wherever possible, to comply with the terms of the Act and all formal regulations and rulings issued under such Act.

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                             ARTICLE 1

                               TITLE

          Section 1.1    Title  This Plan shall be known as the
  Old National Bancorp Employees' Retirement Plan ("Plan").

                             ARTICLE 2

                            DEFINITIONS

          Section 2.1    Accrued Benefit as of any date shall
  mean the benefit determined pursuant to Subsection (a) of this Section, plus Subsection (b) of this Section, but not less than Subsection (c) of this Section.

          2.1(a)         The Member's projected Monthly
                         Retirement Income at his Normal
                         Retirement Date, calculated pursuant to
                         Subsection 4.3(a), subject to Appendix
                         D, shall be based on the following
                         assumptions, except as otherwise
                         provided in Section 4.3:

                    (1)  that the Member's Average Monthly
                         Earnings, Average Monthly Compensation
                         and Covered Compensation at date of
                         calculation would have been his Average
                         Monthly Earnings, Average Monthly
                         Compensation and Covered Compensation at his Normal Retirement Date; and

                    (2)  that his Credited Service would have
                         continued to accrue at the same rate as
                         in the Plan Year preceding the Plan Year in which the calculation is being done until his Normal Retirement Date.

                    (3)  The amount so determined shall be
                         multiplied by a fraction, the numerator
                         of which shall be the Member's Credited
                         Service as of the date of calculation
                         and the denominator of which shall be
                         the Credited Service the Member would
                         have had at his Normal Retirement Date
                         assuming he had continued to earn
                         Credited Service at the same rate at
                         which he earned Credited Service in the
                         Plan Year preceding the Plan Year in
                         which the Accrued Benefit is being
                         determined.

          2.1(b) The Member's Monthly Retirement Income at his Normal Retirement Date calculated pursuant to Subsection 4.3(b), subject to Appendix D, shall be fully accrued at all times.

          2.1(c) Notwithstanding the above, if the Member's Credited Service includes periods of employment prior to January 1, 1994, in no event will the Member's Accrued Benefit as of any date on or after January 1, 1994 be less than the sum of (i) and (ii) where (i) is the Member's Accrued Benefit as of December

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                         31, 1993, and (ii) is the Member's
                         Accrued Benefit as of the date of
                         calculation, calculated in accordance
                         with the preceding Subsection of this
                         Section, but with Credited Service
                         excluding periods of employment prior to January 1, 1994. In calculating the benefit in (ii) above, the maximums on recognized Credited Service in Section
                         4.3 shall be reduced by Credited Service earned for periods prior to January 1, 1994.

          Section 2.2    Actuarial Equivalent means a benefit of
  equivalent value computed on the basis of the following factors:

          Interest  -    The annual interest rate on 30-year
                         Treasury securities as specified by the
                         Internal Revenue Service for the fifth
                         (5th) month before the first day of the
                         Plan Year in which the annuity starting
                         date occurs.  The rate shall be
                         effective for the entire Plan Year in
                         which the annuity starting date occurs.

          Mortality -    The mortality table prescribed by the
                         Secretary of the Treasury based on the
                         standard table described in Code Section
                         807(d)(5)(A) used to determine reserves
                         for group annuity contracts issued on
                         the date as of with the present value is being determined, without regard to any other subparagraph of Code Section
                         807(d)(5), that is prescribed by the
                         Internal Revenue Service.  For 1995 and
                         thereafter, until a new table is
                         prescribed by the Secretary of the
                         Treasury, the applicable mortality table is the table prescribed in Revenue
                         Ruling 95-6.

          Notwithstanding the preceding terms of this Section, for the period beginning on May 1, 1996, and ending on April 30, 1997, the Actuarial Equivalent of a Participant's retirement income benefit, payable in a lump sum form of payment, shall be the larger of the amount determined using the interest rate specified in this Section for the month preceding the first day of the Plan Year in which occurs the date of determination, or for the month specified in the first paragraph of this Section.

          Further, in no event will the Actuarial Equivalent of a benefit, other than a single sum value, calculated on or after May 1, 1996 be less than the Actuarial Equivalent of the Accrued Benefit as of April 30, 1996, based on the interest and mortality assumptions effective prior to May 1, 1996.

          Section 2.3 Actuary shall mean a Fellow of the Society of Actuaries who has been enrolled by the Joint Board for the Enrollment of Actuaries under Section 3042 of the Employee Retirement Income Security Act of 1974, or a firm of actuaries at least one of whose members is a Fellow of the Society of Actuaries who has been so enrolled. The Actuary shall be designated by the Sponsoring Employer.

          Section 2.4    Anniversary Date shall mean January 1st
  in each year.

          Section 2.5    Annual Earnings shall mean, in the case
  of each Member, as of the date of determination, his basic compensation (including regular pay, paid hours not worked,

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  holiday pay, vacation pay, sick pay, jury duty, bereavement, short term disability, commissions, overtime, any other amounts so determined by the Employer, and any amount which would have otherwise been basic compensation except that a Member is contributing such amount to a qualified plan under a salary reduction agreement as provided under Code Section 401(k) and amounts contributed pursuant to a salary reduction agreement to a plan provided under Code Section 125) for each Plan Year. Annual Earnings for any Plan Year in which a Member has completed fewer than two thousand (2,000) Hours of Service shall be the amounts which he would have received for personal services if such Participant had completed two thousand (2,000) Hours of Service in such Plan Year. Notwithstanding the preceding, Annual Earnings paid to a Member by an Participating Employer prior to the Participating Employer's Entrance Date will not be included in Annual Earnings.

          In determining Annual Earnings for a Member, compensation in excess of one hundred fifty thousand dollars
  ($150,000) or such other amount as is authorized pursuant to Code Section 401(a)(17) shall not be recognized.

          Section 2.6    Attained Age shall mean, unless clearly
  indicated to the contrary, the age of an Employee or Member as of his last birthday.

          Section 2.7 Average Monthly Compensation shall mean one-thirty sixth (1/36) of the sum of the final three (3) Annual Earnings amounts preceding the Member's Disability Retirement Date, Early Retirement Date, Normal Retirement Date, Late Retirement Date or termination date under Section 5.1 hereof. If a Member has fewer than three (3) Annual Earnings amounts, Average Monthly Compensation shall be the monthly average of his actual Annual Earnings amounts.

          Section 2.8 Average Monthly Earnings shall mean one-sixtieth (1/60th) of the sum of the highest five (5) consecutive Annual Earnings amounts preceding the Member's Disability Retirement Date, Early Retirement Date, Normal Retirement Date, Late Retirement Date, or termination date under Section 5.1 hereof. If the Member has fewer than five
  (5) Annual Earnings amounts, Average Monthly Earnings shall be the monthly average of his actual Annual Earnings amounts.

          Section 2.9 Beneficiary shall mean any person or persons (or a trust) designated by a Member in such form and manner as the Retirement Committee may prescribe to receive a Death Benefit, other than a Death Benefit in the form specified in Section 4.2(c), payable hereunder if such person or persons survive the Member. This designation may be revoked at any time in similar manner and form. In the event of the death of the designated Beneficiary prior to the death of the Member, the Contingent Beneficiary shall be entitled to receive the Death Benefit unless the Beneficiary was named pursuant to
  Section 4.2(b), in which case the provisions of Section 4.2(b) shall govern. Notwithstanding the above, a married Member may not designate a non-spouse Beneficiary without the consent of his Spouse in the manner stated in Subsection 4.2(c).

          Section 2.10   Board of Directors shall mean the Board
  of Directors of the Sponsoring Employer unless otherwise indicated.

          Section 2.11   Break in Service shall mean a Plan Year
  in which an employee who has been credited with fewer than five hundred and one (501) Hours of Service.

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          Notwithstanding the preceding paragraph and solely to
  determine whether a Break in Service has occurred, a Member who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such Member but for such absence, or in any case in which such Hours of Service cannot be determined, eight (8) Hours of Service per day of such absence. In no event, however, shall the Hours of Service credited pursuant to the immediately preceding sentence exceed five hundred and one (501). For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Member, (ii) by reason of a birth of a child of the Member, (iii) by reason of the placement of a child with the Member in connection with the adoption of such child by such Member, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (i) in the Plan Year or other applicable computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (ii) in all other cases, in the following Plan Year or other applicable computation period.

          Section 2.12   Code shall mean the Internal Revenue
  Code of 1986, as amended.

          Section 2.13 Company shall mean Old National Bancorp and all of the legal entities which are a part of a controlled group or affiliated service group with Old National Bancorp pursuant to the provisions of Code Sections 414(b), (c), (m) and (o).

          Section 2.14   Contingent Beneficiary shall mean the
  person or persons (or a trust) duly designated by the Member to receive a Death Benefit from the Plan in the event the designated Beneficiary does not survive the Member.

          Section 2.15 Covered Compensation shall mean one-twelfth (1/12) of the average (without indexing) of the taxable wage bases in effect for each calendar year during the thirty-five (35) year period ending with the last day of the calendar year in which the Employee attains (or will attain) social security retirement age. A thirty-five (35) year period is used for all individuals regardless of the year of birth of the individual. In determining an employee's Covered Compensation for a Plan Year, the taxable wage base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year. An Employee's Covered Compensation for a plan year beginning after the thirty-five (35) year period applicable under this paragraph is the Employee's Covered Compensation for the Plan Year during which the thirty-five
  (35) year period ends. An Employee's Covered Compensation for a Plan Year beginning before the thirty-five (35) year period applicable under this paragraph is one-twelfth (1/12) of the taxable wage base in effect as of the beginning of the plan year. Each Member's Covered Compensation will automatically be adjusted for each Plan Year, provided that no adjustment shall result in a reduction of the Member's Accrued Benefit in violation of Code Section 411(d)(6).

          Section 2.16   Credited Service shall mean the number
  of years for which a Member is given credit in calculating his Monthly Retirement Income or Death Benefit, as determined pursuant to the following:

          2.16(a) Credited Service prior to January 1, 1976 shall be a Member's period of employment with an Employer prior to January 1, 1976 through December 31, 1975.

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          2.16(b)   Beginning on and after January 1, 1976,
                    Credited Service shall accrue at the rate of one (1) year for each Plan Year in which the Member is credited with at least two thousand (2,000) Hours of Service. If the Member is credited with fewer than two thousand (2,000) Hours of Service in a Plan Year, but at least one thousand (1,000) Hours of Service, he shall be granted Credited Service for such Plan Year based on a ration of the actual number of Hours of Service to two thousand (2,000) Hours of Service.

          2.16(c) No Credited Service shall accrue prior to the Entrance Date of the Member's Participating
                    Employer.

          2.16(d) Notwithstanding the above, if an employee incurs one (1) or more consecutive Breaks in Service (five (5) or more consecutive Breaks in Service on and after January 1, 1985), his Credited Service shall not include any periods of employment prior to his consecutive Breaks in Service if (i) said employee's Employer-provided benefit pursuant to Section 5.1 was zero immediately prior to the commencement of his consecutive Breaks in Service, and (ii) the employee's consecutive Breaks in Service equal or exceed the Member's Service prior to the commencement of his consecutive Breaks in Service. The change to five (5) consecutive Breaks in Service effective January 1, 1985, shall not apply to a series of consecutive Breaks in Service in progress on January 1, 1985, if the rule effective prior to January 1, 1985, has already caused Service prior to the Breaks in Service to be disregarded immediately prior to January 1, 1985.

          2.16(e) Notwithstanding the above, Credited Service shall not include any periods of employment for which a lump sum settlement was made (and not repaid) pursuant to Section 5.5.

          Section 2.17   Death Benefit shall mean any benefit
  paid to a Beneficiary or Contingent Beneficiary or other person at the death of a Member, Disabled Member, or Retired Member, as provided under the terms of the Plan.

          Section 2.18   Defined Benefit Plan shall mean a plan
  established and qualified under Code Section 401 or 403, except to the extent it is or is treated as a Defined Contribution
  Plan.

          Section 2.19 Defined Contribution Plan shall mean a plan which is established and qualified under Code Section 401 or 403, which provides for an individual account for each member therein and for benefits based solely on the amount contributed to each member's account and any income and expenses or gains and losses (both realized and unrealized) which may be allocated to such account.

          Section 2.20   Disability Payment shall mean the
  Monthly Retirement Income due a Disabled Member.

          Section 2.21   Disability Retirement Date shall mean,
  in the case of a Member who had been credited with five (5) or more years of Service, the first day of the month coincident

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  with or immediately following the date on which a Member
  becomes eligible for (and elects) immediate Disability Payments hereunder.

          Section 2.22   Disabled Member shall mean any Member
  who is Totally and Permanently Disabled.

          Section 2.23   Early Retirement Age shall mean, except
  as provided in Appendix B, the date on which a Member reaches
  Attained Age fifty-five (55).

          Section 2.24   Early Retirement Date shall mean,
  except as provided in Appendix B, in the case of each Member who has reached his Early Retirement Age and who has been credited with at least five (5) years of Service, the first day of the month coincident with or immediately following the later of (a) the date such Member shall leave the employ of the Employer in accordance with Section 4.5 hereof, or (b) the date the Member directs in writing shall be his Early Retirement Date.

          Section 2.25   Effective Date shall mean January 1,
  1945, the effective date of the Original Plan. The effective date of this amended and restated Plan is May 1, 1996, except as otherwise provided.

          Section 2.26   Employee means any person employed by
  the Employer, subject to the following:

               (1) The term "Employee" shall exclude any person who is a Leased Employee.

               (2)  The term "Employee" shall exclude any
                    employee who is a part of a collective
                    bargaining unit for which benefits have been the subject of good faith negotiation unless and until the Employer and the collective bargaining unit representative for that unit through the process of good faith bargaining agree in writing for coverage hereunder.

          When used with an initial lower case letter, the term
  "employee" shall mean a person employed by the Employer or the Company, as the context requires, without regard to the limitations contained in this Section.

          Section 2.27 Employer shall mean Old National Bancorp its successors and assigns, and any subsidiary or affiliated companies authorized by the Board of Directors of Old National Bancorp to participate in this Plan with respect to their employees, and subject to the provisions of Article 15, any corporation into which an Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred.

          Section 2.28 Entrance Date mean the effective date of an Employers adoption of the Plan as a Participating Employer.

          Section 2.29   Highly Compensated Employees will be
  determined in accordance with the following:

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          2.29(a)   Highly Compensated Employee means an employee
                    who during the determination year, subject to Subsection (b) of this Section, or the look back year:

                    (1)  was at any time a five percent (5%)
                         owner of the Employer;

                    (2)  received compensation from the Company
                         in excess of $75,000 (or such higher
                         amount as may be provided under Code
                         Section 414(q));

                    (3)  received compensation from the Company
                         in excess of $50,000 (or such higher
                         amount as may be provided under Code
                         Section 414(q)) and was in a group
                         consisting of the top twenty percent
                         (20%) of the employees of the Company
                         when ranked on the basis of
                         compensation; or

                    (4)  was at any time an officer and received
                         compensation greater than fifty percent
                         (50%) of the maximum amount under Code
                         Section 415(b)(1)(A).  Not more than
                         fifty (50) officers (or, if lesser, the
                         greater of three (3) employees or ten
                         percent (10%) of the employees) shall be considered under this subsection as Highly Compensated. If no officer is described above, then the highest paid officer shall be treated as described in this item (4).

          2.29(b) If the employee was not a Highly Compensated Employee for the look back year, then he shall not be considered a Highly Compensated Employee for the determination year unless he is a five percent (5%) owner of the Employer; or one of the highest paid one hundred employees and meets the criteria of clauses
                    (2), (3) or (4) of Subsection (a) of this
                    Section.

          2.29(c) If the Highly Compensated Employee is a five percent (5%) owner or one of the ten (10) most highly compensated employees, then the compensation and contributions of employees who are spouses, lineal descendants, ascendants or spouses of lineal descendants or ascendants of such Highly Compensated Employees shall be attributed to the Highly Compensated Employee and the employees who are such relatives shall not be considered as separate employees. In the event that family aggregation is required, the limitation on compensation pursuant to Code Section 401(a)(17) will be allocated among family members by multiplying the limitation by a fraction, the numerator of which is the individual family member's compensation and the denominator of which is the total compensation of all members of the family group or in such other manner as provided by regulation and pronouncements of the Internal Revenue Service. In the case of family aggregation for purposes of Code Section 401(a)(17), the term "family member" shall include only the spouse of the Highly Compensated Employee and any lineal descendants of the Highly Compensated Employee who have not attained age nineteen
                    (19) before the close of the Plan Year.

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          2.29(d)   For purposes of determining Highly
                    Compensated Employees, compensation shall mean compensation paid by the Company for purposes of Code Section 415(c)(3) and shall include amounts deferred pursuant to Code Sections 125 (flexible benefit plans); 402(g)(3) (elective deferrals); and 402(h)(1)(B) (simplified employee plans).

          2.29(e) For purposes of determining the top twenty percent (20%) of employees and the number of officers counted as Highly Compensated Employees, the following employees shall be excluded:

                    (1) employees who have not completed six (6) months of Service,

                    (2)  employees who normally work less than
                         seventeen and one-half (17-1/2) hours
                         per week,

                    (3)  employees who normally work during not
                         more than six (6) months during the Plan
                         Year,

                    (4)  employees who have not attained age
                         twenty-one (21),

                    (5)  employees included in a collective
                         bargaining unit covered by an agreement
                         with the Company (to the extent
                         permitted by regulations), and

                    (6)  employees who are non-resident aliens.

          2.29(f) A former employee upon reemployment shall be treated as a Highly Compensated Employee if (1) such employee was a Highly Compensated Employee when such employee separated from Service, or (2), such employee was a Highly Compensated Employee at any time after attainment of age fifty-five (55).

          2.29(g) Except as otherwise provided in this Section, the term "look back year" shall mean the twelve (12) month period immediately preceding the determination year.

          2.29(h) Except as otherwise provided in this Section the term "determination year" shall mean the current plan year.

          2.29(i) To the extent permitted by regulations under Code Section 414(q), the Employer may elect to make the look back year calculation on the basis of the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve (12) months, the calendar year ending with or within the twelve (12) month period ending with the end of the determination year). In such case, the Employer must make the determination year calculation on the basis of the period (if any) by which the applicable determination year extends beyond such calendar year. If

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                    the Employer makes the election provided for
                    in this Subsection, such election must be made with respect to all plans, entities and arrangements of the Employer.

          2.29(j) The determination of Highly Compensated Employees shall be determined on a Company wide basis and shall not be determined on an Employer by Employer or plan by plan basis.

          2.29(k)   If the Employer so elects for a year, clause
                    (2) of Subsection (a) of this Section shall be applied by substituting fifty thousand dollars ($50,000) in place of seventy-five thousand dollars ($75,000), and clause (3) of Subsection (a) of this Section shall not apply, provided that:

                    (1)  at all times during such year, the
                         Employer maintained substantial business activities and employed employees in at least two (2) significantly separate geographic areas, and

                    (2)  The Employer satisfies such other
                         conditions as may be prescribed by the
                         Secretary of the Treasury.

          2.29(l)   The determination of Highly Compensated
                    Employees shall be governed by Code Section
                    414(q) and the regulations issued thereunder.

          Section 2.30 Hour of Service shall mean any hour for which an employee is paid or entitled to payment by the Company during the Plan Year or other applicable computation period (i) for the performance of duties for the Company; (ii) on account of a period of time during which no duties are performed, regardless of whether the employment relationship has terminated; and (iii) as a result of a back pay award which has been agreed to or made by the Company (irrespective of mitigation of damages) to the extent that such hour has not been previously credited under item (i) or item (ii) preceding.

          2.30(a) The number of Hours of Service to be credited on account of a period of time during which no duties are performed (including hours resulting from a back pay award) shall be determined as follows. If the payment which is made or due is calculated on the basis of units of time, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated. If an employee does not have a regular work schedule, the number of Hours of Service to be credited shall be calculated on the basis of an eight (8) hour work day. If the payment which is made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited shall be calculated by dividing the amount of the payment by the employee's most recent hourly rate of compensation before the period during which no duties were performed, determined as follows:

                    (1)  If the employee's compensation is
                         determined on the basis of an hourly
                         rate, such hourly rate shall be the
                         employee's most recent hourly rate of
                         compensation.

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                    (2)  If the employee's compensation is
                         determined on the basis of a fixed rate
                         for a specified period of time other
                         than hours, his hourly rate of
                         compensation shall be his most recent
                         rate of compensation for the specified
                         period of time, divided by the number of hours regularly scheduled for the performance of duties during such period of time; if an employee does not have a regular work schedule, his hourly rate of compensation shall be calculated on the basis of an eight (8) hour work day.

                    (3)  If the employee's compensation is not
                         determined on the basis of a fixed rate
                         for a specified period of time, his
                         hourly rate of compensation shall be the lowest hourly rate paid to employees in his job classification, or, if no employees in his job classification have an hourly rate of compensation, the minimum non-training wage in effect under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

          2.30(b) In no event shall the application of the terms of Subsection (a) of this Section result in crediting an employee with a number of Hours of Service during the period which is greater than the number of hours regularly scheduled for the performance of duties. If an employee has no regular work schedule, the number of Hours of Service to be credited to him shall not exceed the number which would be credited calculated on the basis of an eight (8) hour work day.

          2.30(c) No employee shall be credited with more than five hundred and one (501) Hours of Service as a result of the application of Subsection
                    (a) of this Section for any single continuous period during which he performs no duties, regardless of whether such period extends beyond one (1) Plan Year or other applicable computation period.

          2.30(d) The Plan Year or other applicable computation period to which Hours of Service shall be credited shall be determined as follows:

                    (1) Except as hereinafter provided, Hours of Service credited in accordance with item
                         (i) of the first paragraph of this
                         Section shall be credited in the Plan
                         Year or other applicable computation
                         period in which the duties were
                         performed.

                    (2) Except as hereinafter provided, Hours of Service credited in accordance with item
                         (ii) of the first paragraph of this
                         Section shall be credited:  if
                         calculated on the basis of units of
                         time, to the Plan Year or Plan Years or
                         other applicable computation period in
                         which the period during which no duties
                         are performed occurs, beginning with the first unit of time to which the payment relates; otherwise, to the Plan Year or other applicable computation period in which the period during which no duties are performed occurs, provided that if the period during which no duties are performed extends beyond one (1) Plan

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                         Year or other applicable computation
                         period, such Hours of Service shall be
                         allocated between not more than the
                         first two (2) Plan Years or other
                         applicable computation periods on any
                         reasonable basis consistently applied.

                    (3) Except as hereinafter provided, Hours of Service credited in accordance with item
                         (iii) of the first paragraph of this
                         Section shall be credited to the Plan
                         Year or other applicable computation
                         period to which the award or agreement
                         for back pay pertains rather than to the Plan Year or other applicable computation period in which the award, agreement, or payment is made.

                    (4)  Hours of Service to be credited to an
                         employee in connection with a period of
                         no more than thirty-one (31) days which
                         extends beyond one (l) Plan Year or
                         other applicable computation period may
                         be credited to the first or the second
                         computation period, provided such
                         crediting is done on a reasonable and
                         nondiscriminatory basis.

          2.30(e) Nothing in this Section shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law. The nature and extent of any credit for Hours of Service under this Section shall be determined under such law, including Department of Labor regulation Section 2530.200b-2.

          Section 2.31 Key Employee shall mean any employee, former employee or beneficiary thereof in an Internal Revenue Service qualified plan adopted by the Company who at any time during the applicable Plan Year or any of the four (4) preceding Plan Years is defined in Subsection (a) through (d) of this Section.

          2.31(a) An officer of the Company having annual compensation during the Plan Year greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends;

          2.31(b) One (1) of the ten (10) employees having annual compensation from the Company for a Plan Year of more than the limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than a one-half percent (1/2%) interest and the largest interest in the Employer;

          2.31(c)   A five percent (5%) owner of the Employer; or

          2.31(d) A one percent (1%) owner of the Employer having annual compensation from the Company for a Plan Year of more than one hundred and fifty thousand dollars ($150,000).

          2.31(e) For purposes of this Section, compensation has the same meaning as under Code Section 415(c)(3), and in the case of employer contributions made pursuant to a salary

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                    reduction agreement, without regard to Code
                    Section 403(b).

          2.31(f) This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

          Section 2.32 Late Retirement Date shall mean the first day of any month subsequent to the Member's Normal Retirement Date coincident with or immediately following the day the Member terminates employment with his Employer for any reason other than death.

          Section 2.33 Leased Employee shall mean any person (other than an employee of the recipient) who provides services to the recipient if such services are provided pursuant to an agreement between the recipient and any other person ("leasing organization"), such person has performed such services for the recipient (or for the recipient and any related persons determined in accordance with Code Section 414(n)(6)) on a substantially full-time basis for a period of one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer. A Leased Employee shall be treated as employed by the Employer for purposes of calculating Service even if not eligible for participation in the Plan.

          Section 2.34   Limitation Year shall mean the twelve
  (12) month period beginning on January 1st and ending on December 31st.

          Section 2.35   Member shall mean any Employee of the
  Employer who has become a Member as provided in Article 3 hereof.

          Section 2.36 Merged Plan shall mean a plan maintained by a Participating Employer that is merged into this Plan.

          Section 2.37 Monthly Retirement Income shall mean a monthly income due a Retired Member which shall commence as of his Disability, Early, Normal or Late Retirement Date, or the commencement date of benefit payments under Section 5.1 hereof, and continue for the period indicated in Article 4 hereof.

          Section 2.38   Normal Retirement Age shall mean the
  later of the date on which a Member reaches Attained Age sixty-five (65) or the fifth (5th) anniversary of the date the Member commenced participation in the Plan.

          Section 2.39   Normal Retirement Date shall mean,
  except as hereinafter provided, the first day of the month coincident with or immediately following a Member's Normal
  Retirement Age.

          Section 2.40   Original Plan shall mean the Old
  National Bank Retirement Plan as amended immediately prior to its restatement.

          Section 2.41   Participating Employer means an
  Employer, which is acquired by the Sponsoring Employer or subsidiary of the Sponsoring Employer which adopts the Plan

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  with the Sponsoring Employer's consent.  An acquired entity shall become a Participating Employer as of January 1 coincident with or next following the acquisition date. For purposes of this Section, the term "acquired entity" means an entity in which the Company acquires at least eighty percent (80%), directly or indirectly, of the outstanding stock or assets, and the term "acquisition date" shall mean the date on which the entity becomes an acquired entity as provided in the definitive agreement between the Company and the acquired entity. The Participating Employers are listed on Appendix A which can be updated from time to time by the President or Vice President of the Sponsoring Employer without action of the Board.

          Section 2.42   Participation Date means the first day
  of each calendar month.

          Section 2.43 Permissive Aggregation Group shall mean the Required Aggregation Group and any other plan or plans of the Company that are not required to be included in the Required Aggregation Group, but which, if treated as being part of such group, would not cause such group to fail to meet the requirements of Code Sections 401(a)(4) and 410.

          Section 2.44   Plan Year shall mean the twelve (12)
  month period beginning on January 1st and ending on December
  31st.

          Section 2.45   Prior Plan shall mean the Old National
  Bancorp Employees' Retirement Plan as amended immediately prior to this restatement.

          Section 2.46   Required Aggregation Group shall mean
  (1) each plan of the Company in which a Key Employee is a member; (2) each other plan of the Company which enables any plan in (1) to meet the requirements of Code Section 401(a)(4) or 410; and (3) each terminated plan maintained by the Company within the five (5) year period ending on the determination date for the Plan Year in question which, but for the fact that it terminated, would meet the criteria of (1) or (2) preceding.

          Section 2.47   Retired Member shall mean any Member of
  the Plan who has qualified for retirement and who is receiving a Monthly Retirement Income by direction of the Retirement
  Committee.

          Section 2.48   Retirement Committee shall mean the
  Retirement Committee as provided in Article 6 hereof.

          Section 2.49   Service shall mean, as of any date, the
  sum of Service under Subsection (a) and (b) of this Section, subject to the terms of Subsection (c) and (d) of this Section.

          2.49(a) Service prior to January 1, 1976, shall be a Member's period of employment with the Company from his last hiring date prior to January 1, 1976 through December 31, 1975.

          2.49(b) On and after January 1, 1976, shall be the total number of Plan Years, during which the employee has at least one thousand (1,000)
                    Hours of Service for the Company.

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          2.49(c)   Effective January 1, 1993, in the case of an
                    employee who was a participant under a prior
                    Defined Benefit Plan of a Participating
                    Employer, Service prior to the first day of the Plan Year in which the Employer's Entrance Date occurs shall be determined pursuant to the terms of the prior plan and Service on and after the first day of the Plan Year in which the Employer's Entrance Date occurs shall be determined pursuant to the terms of this Plan.

          2.49(d) Notwithstanding the above, if an employee incurs one (1) or more consecutive Breaks in Service (five (5) or more consecutive Breaks in Service on and after January 1, 1985), his Credited Service shall not include any periods of employment prior to his consecutive Breaks in Service if (i) said employee's Employer-provided benefit pursuant to Section 5.1 was zero immediately prior to the commencement of his consecutive Breaks in Service, and (ii) the employee's consecutive Breaks in Service equal or exceed the Member's Service prior to the commencement of his consecutive Breaks in Service. The change to five (5) consecutive Breaks in Service effective January 1, 1985, shall not apply to a series of consecutive Breaks in Service in progress on January 1, 1985, if the rule effective prior to January 1, 1985, has already caused Service prior to the Breaks in Service to be disregarded immediately prior to January 1, 1985.

          Section 2.50   Sponsoring Employer shall mean Old
  National Bancorp.

          Section 2.51   Spouse shall mean the legally married
  spouse of the Member at the earlier of the Member's date of death or the date benefits commence to the Member under the Plan.

          Section 2.52 Statutory Interest Rate shall mean an interest rate equal to (i) one hundred and twenty percent (120%) of the Federal mid-term rate as in effect under Section 1274 of the Code for the first month of the Plan Year for each Plan Year through the date on which the determination is being made, compounded annually and (ii) the rate specified for determining Actuarial Equivalent for the period beginning with the determination date and ending on the date in which the Member attains Normal Retirement Age or his date of severance of employment, if later, compounded annually.

          Section 2.53 Top Heavy Plan shall mean, for Plan Years beginning after December 31, 1983, any plan under which, as of any determination date, the present value of the cumulative accrued benefits under the plan for Key Employees exceeds sixty percent (60%) of the present value of the cumulative accrued benefits under the Plan for all employees. For purposes of this definition, the Subsections of this Section shall apply. The accrued benefit of any employee other than a Key Employee shall be determined under the method which is used for accrual purposes for all plans of the Company, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Code Section 411(b)(1)(C).

          2.53(a) If such plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all employee accounts under the plan, other than voluntary deductible employee contributions. If such plan is a Defined Benefit Plan, the present value of

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                    cumulative accrued benefits shall be the lump
                    sum present value determined pursuant to actuarial assumptions adopted by the Employer for purposes of determining if this Plan is a Top Heavy Plan. Moreover, the present value of the cumulative accrued benefits shall be increased by the amount of all Plan distributions made with respect to an Employee during the five (5) year period ending on the determination date, including distributions under a terminated plan which is a part of a Required Aggregation Group.

          2.53(b) A plan shall be considered a Top Heavy Plan for any Plan Year if, on the last day of the preceding Plan Year (the determination date), the above criteria were met. For the first Plan Year that the Plan shall be in effect, the determination of whether said Plan is a Top Heavy Plan shall be made as of the last day of such Plan Year.

          2.53(c)   Each plan of the Company required to be
                    included in a Required Aggregation Group shall be treated as a Top Heavy Plan if such group is a top heavy group.

          2.53(d) With respect to a Member or former Member who has not performed any service for the Employer at any time during the five (5) year period ending on the determination date, and with respect to a Member or former Member who was formerly a Key Employee, but who is not a Key Employee on the determination date, the present value of the cumulative accrued benefit for such Member or former Member shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

          2.53(e) This definition shall be interpreted consistent with Code Section 416 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition inclusive of any provisions and requirements stated thereunder but hereinabove absent.

          Section 2.54 Total and Permanent Disability or Totally and Permanently Disabled shall mean a physical or mental condition which, in the judgement of the Committee based on a medical examination by a doctor or clinic appointed by the Committee, totally and permanently prevents the Member with five (5) or more years of Service from engaging in any occupation or employment for remuneration or profits. Total and Permanent Disability shall exclude disabilities arising from:

          2.54(a) Chronic or excessive use of intoxicants, drugs or narcotics; or

          2.54(b)   Intentionally self-inflicted injury or
                    intentionally self-induced sickness; or

          2.54(c) A proven unlawful act or enterprise on the part of the Member; or

          2.54(d) Service in any police or other armed branch or department of any nation, state or political subdivision thereof; or

          2.54(e)   Service in the armed forces of any country.

          Section 2.55 Trust Agreement shall mean the agreement entered into between the Sponsoring Employer and the Trustee providing for the funding of benefits under this Plan.

          Section 2.56 Trustee shall mean the Trustee under the Trust Agreement.

          Section 2.57   Trust Fund shall mean all cash,
  securities, life insurance and/or annuity contracts, real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with income thereon.

          Section 2.58   Construction

          The words and phrases defined in this Article when used in this Plan with an initial capital letter shall have the meanings specified in this Article, unless a different meaning is clearly required by the context. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.


                             ARTICLE 3

                 MEMBERSHIP IN THE RETIREMENT PLAN

          Section 3.1    Eligibility Requirements

          Each Employee who was covered under the Prior Plan as of April 30, 1996, shall remain eligible to be covered hereunder as of May 1, 1996, without further action on his part. Thereafter, an Employee who is not yet a Member shall become a Member hereunder on the Participation Date coincident with or next following the completion of a twelve (12) consecutive month period during with he is credited with at least one thousand (1,000) Hours of Service. The first period shall be the twelve (12) consecutive month period beginning on the date he completes his first Hour of Service. Thereafter, the period shall be the Plan Year in which occurs the anniversary of the date the Employee completes his first Hour of Service. A terminated Member who later resumes his employment with the Employer shall become a Member on his return to the status of an Employee. Each employee shall be furnished a summary of the Plan when he becomes a Member.

          In the case of an Employee who was employed by a Participating Employer, Hours of Service with the Participating Employer prior to the Participating Employer's Entrance Date shall be counted as Hours of Service for purposes of the eligibility requirements under this Section. Notwithstanding the foregoing, no Employee of a Participating Employer that is acquired by the Sponsoring Employer shall become a Member prior to the January 1st coincident with or next following the Participating Employer's Entrance Date.

          Section 3.2    Plan Binding

          Upon becoming a Member, a Member shall be bound then and thereafter by the terms of this Plan and the Trust
  Agreement, including all amendments to the Plan and the Trust
  Agreement made in the manner herein authorized.

                             ARTICLE 4

                     MONTHLY RETIREMENT INCOME

          Section 4.1    General

          Monthly Retirement Income payable under the terms of this Article shall be subject to the restrictions and limitations of Article 9, Article 11, Article 15, Article 16 and elsewhere in this Plan and shall be paid by the Trustee only by or at the direction of the Retirement Committee. Neither the Employer, the Retirement Committee nor the Trustee shall be under any obligation to pay any Monthly Retirement Income other than from the Trust Fund.

          Section 4.2    Benefit Forms

          The basic form of Monthly Retirement Income (to which the formula indicated in Section 4.3 applies) shall be a monthly income commencing on the Member's Disability, Early, Normal or Late Retirement Date or on the date specified in
  Section 5.1 and payable in the form specified in Subsection (a) of this Section. At any time during the election period (which shall mean the period beginning ninety (90) days immediately prior to the date upon which Monthly Retirement Income is to commence under this Section or under Section 5.1 and ending on that date), the Member may elect in a written application provided by the Retirement Committee, and with Spouse consent, if applicable, to receive his Monthly Retirement Income in one of the alternative forms listed below, which shall each be the Actuarial Equivalent of the Monthly Retirement Income payable under the basic form, except as otherwise provided. Any election under this Section may be revoked and a new election made at any time prior to the commencement of benefits. Once benefits have commenced, no further revocation or change shall be permitted.

          4.2(a) Basic Form A monthly income payable for the Member's lifetime equal to his benefit under Section 4.3.

          4.2(b) Survivor Annuity Form A monthly income payable for the lifetime of the Member and continuing thereafter, in an amount one-half (1/2), two-thirds (2/3), three-fourths (3/4), or equally as great, as elected by the Member, to a Beneficiary designated in writing by the Member. Should the Beneficiary named by the Member die prior to the Member's Disability, Early, Normal or Late Retirement Date or prior to the date specified in Section 5.1, the election shall be void and Monthly Retirement Income shall be paid under the basic form unless the Member makes a valid election of another alternate form of payment before his benefit begins. Should the Beneficiary die after Monthly Retirement Income has commenced to the Member, no alternate Beneficiary can be named.

          4.2(c) Qualified Joint and Survivor Annuity Form An immediate annuity in the form of a monthly income payable for the lifetime of the Member, with one-half (1/2) of such amount continuing to the Member's Spouse, after the Member's death, for the lifetime of the Spouse.

                    (1)  No less than thirty (30) days and no
                         more than ninety (90) days prior to the
                         annuity starting date (or such other
                         time as provided by regulations or other pronouncements), each Member shall be furnished an explanation of the terms and conditions of the qualified joint and survivor annuity (which shall be a benefit payable under the basic form if the Member is not married), as specifically applicable to said Member (and his Spouse, if any); an explanation of his right to make an election not to have his benefit distributed in the form of a qualified joint and survivor annuity; an explanation of the rights of his Spouse, if any, to consent to such election; and an explanation of the financial effect upon the Member's benefit of making such election. Such explanation shall be written in a manner intended to be understood by the Member and his Spouse, if any. In the event a Member requests additional information, as permitted under the terms of the notice, commencement of benefits for any purpose hereunder shall not begin until at least ninety (90) days following the Member's receipt of such additional information unless the Member specifically elects earlier commencement and he is otherwise entitled to such commencement under the terms of the Plan. Any election to waive the form of payment in this Subsection and to have benefits paid in an alternate form permitted by this Section must be in writing. The Member's election, and the Beneficiary named in the election, must be consented to by the Member's Spouse unless the Member elects, as an alternative, the form of payment described in Section 4.2(b) with his Spouse as Beneficiary. The Spouse's consent must be witnessed by a Plan representative or by a notary public and, once given, Spouse consent may not be revoked. If it is established to the satisfaction of a Plan representative that Spouse consent cannot be obtained because there is no Spouse or the Spouse cannot be located, Spouse consent will not be required.

                    (2)  In the event that (i) no election is
                         effectively made and (ii) it is
                         determined that the Member is married on the date at which his Monthly Retirement Income is to commence, the manner of distribution shall be as provided in this Subsection. In all other instances where no election is effectively made, benefits shall be paid as provided in Subsection 4.2(a).

          4.2(d) Lump Sum Form A lump sum payment to the Member, but only at his actual date of retirement equal to the Actuarial Equivalent of the Monthly Retirement Income payable under the basic form.

          4.2(e) Merged Plans. Unless otherwise provided in Appendix C, a Member who participated in a Merged Plan of a Participating Employer may elect the optional forms provided under said Merged Plan in addition to the optional forms otherwise provided for pursuant to this Section, but only as to the Member's accrued benefit under the Merged Plan as of the date of the merger.

          4.2(f) Incidental Death Benefit If the Member's designated Beneficiary is other than his Spouse, the form of payment must comply with the incidental death benefit requirements of Code Section 401(a)(9) and the regulations thereunder.

          Section 4.3    Normal Retirement

          When a Member lives to his Normal Retirement Date and remains in the employ of the Employer until such date, he shall be entitled to retire and to receive a Monthly Retirement Income in an amount calculated by the Actuary and certified to the Trustee by the Retirement Committee. The amount of the Member's Monthly Retirement Income under the basic form and payable on his Normal Retirement Date shall be the amounts provided in Subsection (a) this Section, plus the amounts provided in Subsection (b) of this Section, if applicable, but in no event less than the amount determined under Appendix D, if applicable.

          4.3(a) (i) One and forty-five hundredths of one percent (1.45%) of Average Monthly Earnings multiplied by Credited Service not in excess of ten (10) years of Credited Service, plus (ii) One and sixty-five hundredths of one percent (1.65%) of Average Monthly Earnings multiplied by Credited Service in excess of ten (10) years of Credited Service, but not in excess of twenty (20) years of Credited Service, plus (iii) One and ninety-five hundredths of one percent (1.95%) of Average Monthly Earnings multiplied by Credited Service in excess of twenty (20) years of Credited Service, but not in excess of thirty-five (35) years of Credited Service, minus (iv) Fifty-nine hundredths of one percent (.59%) of Average Monthly Compensation, to a maximum of one hundred twenty-five percent (125%) of Covered Compensation, multiplied by all years of Credited Service, not to exceed thirty-five (35) years of Credited Service.

          4.3(b)         In the case of a Merged Plan, the
                         Member's accrued benefit under the
                         Merged Plan as of the Employer's
                         Entrance Date.

          Section 4.4    Late Retirement

          4.4(a) A Member may remain in the employ of the Employer after his Normal Retirement Date, in which event no Monthly Retirement Income shall be paid until the Member's Late Retirement Date. Upon the Member's actual retirement on his Late Retirement Date, the amount of his Monthly Retirement Income under the basic form shall be the greater of (i) an amount computed under Section 4.3 as of his Late Retirement Date, or (ii) the Monthly Retirement Income he would have received had he retired on his Normal Retirement Date, such amount increased at the rate of three-fourths of one percent (3/4 of 1%) for each month between Normal Retirement Date and his Late Retirement Date.

          4.4(b) Notwithstanding anything in this Section to the contrary, a Member who is employed by the Employer after his Normal Retirement Date may elect to commence his Monthly Retirement Income as of his Normal Retirement Date. The Monthly Retirement Income under this Subsection, payable pursuant to the basic form, shall be an amount computed pursuant to Section 4.3 as of his Normal Retirement Date. The Member who makes an election pursuant to this Subsection shall continue to accrue benefits for periods of employment after his Normal Retirement Date. Each year after his Normal Retirement Date, the Monthly Retirement Income of a Member who makes an election under this Subsection shall be adjusted for additional accruals since the preceding Plan Year. If a Member who is employed after his Normal Retirement Date does not make an election under this Subsection to commence his Monthly Retirement Income at his Normal Retirement Date, his Monthly Retirement Income will not commence until his Late Retirement Date.


          4.4(c) In the case of a Member who (i) participated in a Merged Plan of a Participating Employer and (ii) continued his employment past his normal retirement date under the Merged Plan, the Monthly Retirement Income at his Late Retirement Date shall not be less than that determined under such Merged Plan as of the Entrance Date of such Participating Employer.

          Section 4.5    Early Retirement

          4.5(a) Upon written application, a Member may retire as of an Early Retirement Date. Commencing at his Early Retirement Date, such Member shall be entitled to a Monthly Retirement Income which shall be equal to his Accrued Benefit as of his Early Retirement Date multiplied by a factor determined pursuant to the following table based on his years and months of age as of his Early Retirement Date, interpolated for months.

                         Age at Early
                       Retirement Date                Factor
                       ---------------                ------
                             65                       1.0000
                             64                        .9230
                             63                        .8461
                             62                        .7692
                             61                        .7307
                             60                        .6923
                             59                        .6538
                             58                        .6153
                             57                        .5769
                             56                        .5292
                             55                        .4861

          4.5(b) In the case of a Member (i) who participated in a Merged Plan, (ii) who has reached his early retirement date under the Merged Plan as of the day preceding the Participating Employer's Entrance Date (iii) and who was an active participant in the Merged Plan as of the day preceding the Participating Employer's Entrance Date, the benefit to which he is entitled to pursuant to this Section shall not be less than his accrued benefit under the Merged plan as of the day preceding the Participating Employer's Entrance Date, reduced actuarially as provided by the terms of the Merged Plan in effect on the day preceding the Participating Employers' Entrance Date unless otherwise provided in Appendix E.

          4.5(c) A Member who terminates employment for any reason other than Total and Permanent Disability after meeting the requirements of this Section and before reaching his Normal Retirement Date will be considered to have retired under this Section.

          Section 4.6    Disability Retirement

          4.6(a) When a Member shall be determined to be Totally and Permanently Disabled, the Retirement Committee shall certify such fact to the Trustee and the Disabled Member shall be retired as of his Disability Retirement Date. In such event, the Disabled Member's benefits hereunder shall be deferred until the later of (i) his Normal Retirement Date, or (ii) the date he is no longer entitled to benefits under a long-term disability program sponsored by the Employer, in which case such period of deferral shall be included in both his Service and his Credited Service for purposes of calculating his benefits hereunder. His earnings for such period shall be conclusively deemed to be equal to his Monthly Earnings in effect when the Member last received compensation from the Employer. The Member's Covered Compensation immediately prior to his Disability Retirement Date shall be deemed to continue during the period the Member's benefits are deferred hereunder. If, during the period of deferral of Disability Payments hereunder, such Disabled Member was not also receiving Social Security disability benefits (except during the period such Member's application for Social Security disability benefits was pending and during the waiting period required under the Social Security Act for disability benefits thereunder), such additional period shall not be included in his Service and Credited Service.

          4.6(b) Notwithstanding the above, upon becoming Totally and Permanently Disabled, a Disabled Member may elect to receive immediate commencement of Disability Payments hereunder as of his Disability Retirement Date, provided he is not receiving benefits under a long-term disability program sponsored by the Employer. If such election is made, the Disabled Member shall be entitled to a reduced Monthly Retirement Income, commencing with his Disability Retirement Date and payable under the basic method, in an amount equal to his Accrued Benefit as of such date (including credit for any Service and Credited Service provided above), reduced in accordance with the factors in Section 4.5 for each month by which the commencement date of his Disability Payments precedes the Member's Normal

                         Retirement Date for periods between the
                         Member's Early Retirement Age and his
                         Normal Retirement Date and based on the
                         Actuarial Equivalent factors for periods prior to the Member's Early Retirement Age.

          4.6(c) If such Disabled Member recovers prior to his Normal Retirement Date, his Disability Payments, if any, shall be immediately discontinued. If he returns to the employ of the Employer within a reasonable period (as determined conclusively by the Retirement Committee under uniform standards consistently applied), he shall be given credit for prior Service and Credited Service, including his period of disablement. If he does not return to the Employer's employ within a reasonable period of time, he shall be deemed terminated as of his date of recovery, and the benefits, if any, to which he is entitled shall be calculated pursuant to
                         Section 5.1 based on his Attained Age
                         and Credited Service as of his date of
                         disablement.  In either event the
                         benefits, if any, which are eventually
                         payable shall be reduced by the
                         Actuarial Equivalent of the Disability
                         Payments actually received hereunder.

          Section 4.7    Proof of Entitlement

          Each Member entitled to receive benefits under this Article shall complete such forms and furnish such proofs as shall be required by the Retirement Committee.

          Section 4.8    Reemployment

          Notwithstanding anything in this Plan to the contrary, if a Member who has retired in accordance with Section 4.3,
  Section 4.4 or Section 4.5 is reemployed by the Employer, his Monthly Retirement Income shall continue in pay status during the period of his reemployment and he shall continue to accrue benefits under the Plan. Upon his subsequent retirement his Monthly Retirement Income shall be reduced by the Actuarial Equivalent of the Monthly Retirement Income he received prior to subsequent retirement. However, the Monthly Retirement Income of a Member upon his subsequent retirement shall not be less than the Monthly Retirement Income the Member was receiving prior to his subsequent retirement. Death Benefit protection, if any, during reemployment and thereafter shall be in accordance with the form of payment of Monthly Retirement Income in effect for him prior to his reemployment.

          Section 4.9    Non-forfeitable Right at Normal
  Retirement

          A Member who reaches Normal Retirement Age while in the employ of the Employer shall have a non-forfeitable right, upon his actual retirement, to receive a Monthly Retirement Income determined in accordance with Section 4.3 or Section 4.4.

                             ARTICLE 5

                          OTHER BENEFITS

          Section 5.1    Other Terminations of Employment

          5.1(a) When the employment of a Member by the Employer shall be terminated for any reason other than death or retirement (including Early, Normal, Late and Disability Retirement), either voluntarily or involuntarily, such Member shall cease to be an active Member of the Plan. Subject to the limitations and restrictions of Article 9, Article 11 Article 15, Article 16 and elsewhere in this Plan, a Member shall be entitled at Normal Retirement Date to receive a Monthly Retirement Income equal to a percentage of his Accrued Benefit determined in accordance with the schedule set forth in Subsection (b) of this Section.

          5.1(b)         Except as otherwise provided in
                         Subsection (d) of this Section, the
                         schedule referred to in Subsection (a)
                         of this Section shall be as follows:

                                                   Percentage of
                         Years of Service         Accrued Benefits
                         ----------------         ----------------
                         Less than 5 years                  0%
                         5 years of more                  100%

          5.1(c) Except as otherwise provided in Appendix F, in the case of a Member (i) who participated in a Merged Plan, (ii) who participated in the Merged Plan as of the day preceding the Participating Employer's Entrance Date, and (iii) who had three years of vesting service under the prior plan, the Member's nonforfeitable percentage will be determined under the vesting schedule in Subsection (b) of this Section or under the vesting schedule under the prior plan, whichever is greater.

          5.1(d) In lieu of the Monthly Retirement Income payable at Normal Retirement Date provided above, a terminated Member who has become eligible for reduced federal Social Security old age benefits shall be entitled at any time after he has become eligible for reduced federal Social Security old age benefits to elect the immediate commencement of benefits hereunder. Alternatively, in lieu of receiving the Monthly Retirement Income payable at the Normal Retirement Date provided above, a terminated Member who has been credited with five (5) years or more of Service at the time of termination of employment shall be entitled at any time after reaching Attained Age fifty-five (55) to elect the immediate commencement of benefits hereunder. Commencing on the first day of the month coincident with or immediately following either election, the terminated Member shall be entitled to a reduced Monthly Retirement Income which shall be equal to his Accrued Benefit under this Section as of his date of termination, such amount reduced as provided in Section 4.5 for the months by which the commencement date of his benefits under this Section precedes his Normal Retirement Date. Subject to the provisions of Section 4.2, at any time prior to the commencement of his Monthly Retirement Income, a terminated Member may elect to receive his benefits in an Actuarially Equivalent alternate form described in Section 4.2.

          Section 5.2    Death Benefits

          5.2(a) If an active Member or a former Member (including a Disabled, terminated or Retired Member) with a vested Accrued Benefit should die prior to commencement of benefits, his Beneficiary shall be entitled to a Death Benefit. Such Death Benefit shall be a monthly income, payable for the life of the Beneficiary, equal to the Actuarial Equivalent of the Member's Accrued Benefit determined as of the first day of the month coincident with or immediately following his date of death. The Death Benefit payable pursuant to this Subsection shall commence as of the first day of the month coincident with or otherwise immediately following the Member's date of death. In lieu of this monthly benefit and upon the election of the Beneficiary, a single sum settlement, which shall be the Actuarial Equivalent of the annuity benefit, shall be paid.

          5.2(b) The Death Benefit payable to a Spouse pursuant to Subsection (a) of this Section shall not be less than the benefit that would have been payable to the Spouse if the Member had retired or terminated pursuant to the appropriate Section of the Plan on the first day of the month coincident with or immediately following his date of death and election to receive his Monthly Retirement Income pursuant to Subsection 4.2(c).

          5.2(c) In the event of the death of a former Member after termination of employment due to retirement, a death benefit shall be payable to his Beneficiary in an amount equal to One Thousand Five Hundred Dollars ($1,500). However, in the case of an individual who was a participant in the Peoples National Bank of Lawrenceville Retirement Plan and who subsequently terminated employment due to retirement, upon the death of such Member, a death benefit shall be payable to his Beneficiary in an amount equal to Two Thousand Dollars ($2,000). Either benefit shall be payable in the form of a single sum settlement.

          Section 5.3    Death of Retired or Disabled Member

          When a Retired or Disabled Member who is receiving benefits hereunder shall die, his Beneficiary (or Spouse, if Subsection 4.2(c) applies) shall be entitled to any benefits due under the basic or elected alternate form of payment of his Monthly Retirement Income. Should the period of guaranteed payments be exhausted at the death of the Retired or Disabled Member, no Death Benefit shall be payable.

          Section 5.4    Payment to Contingent Beneficiaries

          If a Death Benefit (other than one arising under Subsection 4.2(c), Subsection 4.2(b) or Section 5.2(a) to a Spouse) is payable under this Article 5, and the designated Beneficiary has pre-deceased the deceased Member, the Death Benefit shall be paid to the Contingent Beneficiary. If neither the Beneficiary nor the Contingent Beneficiary is living at the time of the death of the Member, the Retirement Committee shall direct the Trustee to pay the Death Benefit in a single sum to the estate of the deceased Member. If the Beneficiary or Contingent Beneficiary is living at the death of the Member, but such person dies prior to receiving the entire Death Benefit, the remaining portion of such Death Benefit shall be paid in a single sum to the estate of such deceased Beneficiary or Contingent Beneficiary.

          Section 5.5    Lump Sum Distributions

          5.5(a) If (i) the Actuarial Equivalent of a terminated or retired Member's vested Accrued Benefit or the Actuarial Equivalent of a Death Benefit payable to a Beneficiary is less than three thousand five hundred dollars ($3,500), or (ii) after reviewing the explanation stated in Subsection 4.2(c) the Member agrees in writing within ninety
                         (90) days following termination
                         of employment (with Spouse consent,
                         if applicable, obtained in the same form and manner as in Subsection 4.2(c)), the Retirement Committee shall direct that the Actuarial Equivalent of his vested Accrued Benefit or Death Benefit be paid within a reasonable time after termination of employment in a lump sum to such terminated Member or
                         Beneficiary.  If a Member terminates
                         with a zero percent (0%) vested
                         percentage, he shall be deemed to
                         receive a distribution pursuant to this
                         Section as of the date of his
                         termination. If a Member receives or is deemed to receive a distribution pursuant to this Section, the non-vested portion of his Accrued Benefit shall be forfeited as of the date he receives or is deemed to receive the distribution. If the vested Accrued Benefit or Death Benefit has been more than three thousand five hundred dollars ($3,500) at the time of any distribution, the value of the vested Accrued Benefit or Death Benefit will be deemed to be more than three thousand five hundred dollars ($3,500) at the time of any subsequent distribution for purposes of the consent requirements of this paragraph.

          5.5(b)         If such terminated Member is
                         subsequently reemployed and again
                         becomes a Member of this Plan, the
                         calculation of his Accrued Benefit shall include any periods of employment prior to his reemployment date only if the amount of such payment, plus interest, is repaid to the Trust Fund no later than the earlier of:

                    (1)  five (5) years after the first date on
                         which the Member is subsequently
                         reemployed by the Employer, or

                    (2)  the date the Member incurs five (5)
                         consecutive Breaks in Service commencing after the date of the distribution.

          5.5(c) The interest rate applicable to amounts being repaid shall be five percent (5%) per annum between the date of payment and the earlier of date of repayment or January 1st, 1988, and the Statutory Interest Rate on and after January 1st, 1988. The interest rate applicable to amounts being repaid shall automatically be adjusted to reflect any regulations issued by the Secretary of the Treasury changing the interest rate for mandatory contributions under the Employee Retirement Income Security Act of 1974.

          5.5(d) If the amount distributed (plus interest) is repaid, the Member's Accrued Benefit shall be based on the periods of employment as specified hereinabove. If such terminated Member is subsequently reemployed and again becomes a Member of this Plan after incurring five (5) consecutive Breaks in Service commencing after the date of the distribution, he shall not be entitled to repay, and the calculation of his Accrued Benefit shall not include any periods of employment prior to his reemployment date.

          5.5(e) A Member who is entitled to receive a lump sum distribution in excess of three thousand five hundred dollars ($3,500) but is not entitled to the immediate commencement of Monthly Retirement Income under any other section of this Plan shall be entitled to a Monthly Retirement Income payable in the form of a qualified joint and survivor annuity as defined in Section 4.2(c) with monthly payments beginning on the first day of the month in which the lump sum distribution would otherwise have been made. The Actuarial Equivalent of such qualified joint and survivor annuity shall be equal to the lump sum distribution otherwise payable.

          Section 5.6    Benefit Commencement Limitations

          Unless the Member otherwise elects, any payment of benefits to the Member shall begin not later than sixty (60) days after the close of the Plan Year in which occurs the latest of:

               (1)  the Member's reaching Attained Age sixty-five
                    (65);

               (2) the tenth (10th) anniversary of the date the Employee became a Member; and

               (3)  termination of service of the Member.

          Section 5.7    Minimum Distribution Rules

          Effective January 1, 1989, the Accrued Benefit of all Members must commence no later than April 1 following the calendar year in which such individual attains age seventy and one-half (70-1/2) (or such other date as regulations or notices shall provide) unless such individual has effectively executed a waiver prior to January 1, 1984, in accordance with the Code and notices and regulations issued thereunder. However, if a Member was not a five percent (5%) owner in any Plan Year after attaining age sixty-five and one-half (65-1/2) and had attained age seventy and one-half (70-1/2) prior to January 1, 1988, distributions must commence no later than April 1 following the calendar year in which the later of termination of employment or age seventy and one-half (70-1/2) occurs, or the Member becomes a five percent (5%) owner.

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
          Notwithstanding anything in this Plan to the contrary, if a Member is required to commence benefits pursuant to this Section while remaining employed by the Employer, he shall continue to accrue benefits under the Plan. Upon his subsequent retirement, his Monthly Retirement Income shall be reduced by the Actuarial Equivalent of the Monthly Retirement Income he received prior to his subsequent retirement; provided, however, that the reduction shall not result in a Monthly Retirement Income of less than that which he received prior to his subsequent retirement.

          Section 5.8    Required Distribution Periods

          5.8(a)         Notwithstanding the forms of payment in
                         Section 4.2, distributions of benefits
                         may only be made over one of the
                         following periods (or a combination
                         thereof):

                    (1)  the life of the Member;

                    (2)  the life of the Member and a designated
                    Beneficiary;

                    (3)  a period certain not extending beyond
                         the life expectancy of the Member; or

                    (4)  a period certain not extending beyond
                         the joint and last survivor life
                         expectancy of the Member and a
                         designated Beneficiary.

          5.8(b)         Upon the death of the Member, the
                         following distribution provisions shall
                         take effect:

                    (1) If the Member dies after distribution of his interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution in effect prior to the Member's death.

                    (2)  If the Member dies before distribution
                         of his interest commences, the Member's
                         entire interest will be distributed no
                         later than five (5) years after the
                         Member's death except to the extent that an election is made to receive distributions in accordance with (A) or
                         (B) below:

                         (A)  If any portion of the Member's
                              interest is payable to a designated
                              Beneficiary, distributions may be
                              made in substantially equal
                              installments over the life or life
                              expectancy of the designated
                              Beneficiary commencing no later
                              than one (1) year after the
                              Member's death.

                         (B)  If the designated Beneficiary is
                              the Member's surviving Spouse, the
                              date distributions are required to
                              begin in accordance with (A) above
                              shall not be earlier than the date
                              on which the Member would have
                              attained age seventy and one-half
                              (70-1/2), and, if the Spouse dies
                              before payments begin, subsequent
                              distributions shall be made as if
                              the Spouse had been the Member.

          Section 5.9    Member Directed Rollovers

          5.9(a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Retirement Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          5.9(b) For purposes of this Section, an eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          5.9(c) For purposes of this Section, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                         For purposes of this Section, a distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

          5.9(d)         A direct rollover is a payment by the
                         plan to the eligible retirement plan
                         specified by the distributee.

                              ARTICLE 6

                     THE RETIREMENT COMMITTEE

          Section 6.1    Appointment

          The Board of Directors of the Sponsoring Employer shall appoint three (3) or more persons, who may be an employee or officer of the Company, to be known as the "Retirement Committee" to administer the Plan and to keep records of individual Member benefits. The Sponsoring Employer will notify the Trustee and the Actuary of the names of the members of the Retirement Committee and of any changes in membership that may take place from time to time.

          Section 6.2    Term of Appointment

          All members of the Retirement Committee shall serve until their resignation or dismissal by the Board of Directors of the Sponsoring Employer and vacancies shall be filled in the same manner as the original appointments. The Board of Directors of the Sponsoring Employer may dismiss any member of the Retirement Committee at any time with or without cause. No compensation shall be paid members of the Retirement Committee from the Trust Fund for services on such Committee.

          Section 6.3    Officers and Actions

          Except as otherwise specifically provided in the Plan, every decision and action of the Retirement Committee shall be valid if concurred in by a majority of the members then in office, which concurrence may be had without a formal meeting. The Retirement Committee shall select a secretary, who may or may not be a Member of the Plan or a member of the Committee, and any other officers deemed necessary, and shall adopt rules governing its procedures not inconsistent herewith. The Retirement Committee shall keep a permanent record of its meetings and actions.

          Section 6.4    Duties

          In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it properly to carry out such duties. The Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan. The Committee shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of the Plan and shall have all powers necessary to accomplish these purposes. The responsibility and authority of the Committee shall include, but shall not be limited to, (i) determining all questions relating to the eligibility of employees to participate; (ii) determining the amount and kind of benefits payable to any Member, Spouse or Beneficiary; (iii) establishing and reducing to writing and distributing to any Member or Beneficiary a claims procedure and administering that procedure, including the processing and determination of all appeals thereunder; and (iv) interpreting the provisions of the Plan including the publication of rules for the regulation of the Plan as in its sole, absolute and uncontrolled discretion are deemed necessary or advisable and which are not inconsistent with the express terms hereof, the Code or the Employee Retirement Income Security Act of 1974, as amended. All disbursements by the Trustee, except for the ordinary expenses of administration of the Trust Fund or the reimbursement of reasonable expenses at the direction of the Sponsoring Employer, as provided herein, shall be made upon, and in accordance with, the written directions of the Committee.

          Section 6.5    Claims Procedures

          6.5(a) Subject to the limitations of the Plan and of the Trust Agreement, the Retirement Committee shall from time to time establish rules for the transaction of its business and for the administration of the Plan. Without limiting the generality of the preceding sentence, it is specifically provided that the Retirement Committee shall set forth in writing, available for inspection by any interested party, the procedures to be followed in presenting claims for benefits under the Plan. The Retirement Committee shall rely on the records of the Employer, as certified to it, with respect to any and all factual matters dealing with the employment of an Employee or Member. In case of any factual dispute hereunder, the Retirement Committee shall resolve such dispute giving due weight to all evidence available to it. The Retirement Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan. All such determinations shall be final, conclusive and binding except to the extent that they are appealed under the following claims procedure. In the event that the claim of any person to all or any part of any payment or benefit under this Plan shall be denied, the Retirement Committee shall provide to the claimant, within ninety (90) days after receipt of such claim, a written notice setting forth, in a manner calculated to be understood by the claimant:

                    (1)  the specific reason or reasons for the
                         denial;

                    (2)  specific references to the pertinent
                         Plan provisions on which the denial is
                         based;

                    (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such material or information is necessary; and

                    (4)  an explanation of the Plan's claim
                         procedure.

          6.5(b) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial ninety (90) day period. In no event shall such extension exceed ninety (90) days.

          6.5(c) Within sixty (60) days after receipt of the above material, the claimant shall have a reasonable opportunity to appeal the claim denial to the Retirement Committee for a full and fair review. The claimant or his duly authorized representative may

                    (1)  request a review upon written notice to
                         the Retirement Committee;

                    (2)  review pertinent documents; and

                    (3)  submit issues and comments in writing.

          6.5(d) A decision by the Retirement Committee will be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which event a decision should be rendered as soon as possible, but in no event later than one hundred and twenty (120) days after such receipt. The Retirement Committee's decision on review shall be written and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.

          Section 6.6    Direction to Trustee

          The secretary of the Retirement Committee shall direct the Trustee in writing to make payments from the Trust Fund to Members who qualify for such payments hereunder, as certified to it by the Actuary. Such written order to the Trustee shall specify the name of the Member, his address, his Social Security number, and the amount and frequency of such payments.

          Section 6.7    Non-discrimination Provision

          The Retirement Committee shall not take action or direct the Trustee to take any action with respect to any of the benefits provided hereunder or otherwise in pursuance of the powers conferred herein upon the Retirement Committee which would be discriminatory in favor of Members or Employees who are Highly Compensated Employees or which would result in benefiting one Member, or group of Members, at the expense of another, or in the application of different rules to substantially similar sets of facts.

          Section 6.8    Employment of Agents

          The Retirement Committee may employ such counsel, accountants, and other agents and otherwise delegate its duties hereunder as it shall deem advisable. The Sponsoring Employer shall pay, or cause to be paid from the Trust Fund, the compensation of such counsel, accountants, and other agents and any other expenses incurred by the Retirement Committee in the administration of the Plan and Trust.

          Section 6.9    Indemnification

          The Employer shall indemnify and hold the Retirement
  Committee, and each of its members, harmless from and against any and all expense, claim, cause of action, or liability it or

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
  any of them may incur in the administration of the Plan and Trust, unless such expense, claim, cause of action, or liability is the result of fraud or willful breach of his or their fiduciary responsibilities under the Employee Retirement
  Income Security Act of 1974.


                             ARTICLE 7

                   CONTRIBUTIONS BY THE EMPLOYER

          Section 7.1    Contributions

          It is the intention of the Employer, but it does not guarantee to do so, to deposit with the Trustee from time to time the funds actuarially necessary to provide the benefits under the Plan, in a manner consistent with the funding standards mandated by the Employee Retirement Income Security Act of 1974 and the applicable regulations issued thereunder.

          Section 7.2    Expenses

          The Sponsoring Employer will pay, or cause to be paid from the Trust Fund, all expenses of administering this Plan and the Trust as may be mutually agreed upon from time to time.

          Section 7.3    Actuary

          The Actuary shall perform periodically an actuarial valuation of the Plan and Trust Fund and shall certify to the Sponsoring Employer in writing the results of the valuation. The Actuary in his actuarial valuation shall apply all gains arising in the operation of the Plan, including but not necessarily limited to gains resulting from terminations of employment of Members prior to qualifying for benefits hereunder, to reduce the contributions of the Sponsoring Employer pursuant to the funding method and actuarial tables then in use.

          Section 7.4    Funding Standard Account

          The Retirement Committee shall cause the Plan to establish and maintain a funding standard account so that it may be determined whether or not the Plan has complied with minimum funding standards.


                             ARTICLE 8

                    THE TRUST FUND AND TRUSTEE

          Section 8.1    Trust Agreement

          The Sponsoring Employer has entered into a Trust Agreement with the Trustee to hold the funds necessary to provide the benefits set forth in this Plan. The Trust Agreement shall be deemed to form a part of the Plan and all rights of Members or others under this Plan shall be subject to the provisions of the Trust Agreement to the extent such provisions are not contradicted by specific provisions of this Plan. The Trust Agreement may contain provisions granting authority to the Sponsoring Employer to settle the accounts of the Trustee on behalf of all persons having or claiming an interest in the Trust Fund.

          Section 8.2    Trust Fund

          The Trust Fund shall be received, held in Trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and the provisions as set forth in this Plan. No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Members, Retired Members, Disabled Members, Spouses, and their Beneficiaries or Contingent Beneficiaries under this Plan, prior to the satisfaction of all liabilities hereunder with respect to them, except as provided in Section 7.2, Section 9.6, and except as provided in Section 11.5 herein at the time of termination of the Plan and Trust. No person shall have any interest in or right to the Trust Fund or any part thereof, except as specifically provided for in this Plan and/or the Trust Agreement.

          Section 8.3    Appointment of Trustee

          The Trustee shall at all times be a banking corporation organized and doing business under the laws of the United States of America or any state therein, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority. The Board of Directors of the Sponsoring Employer may remove the Trustee at any time upon the notice required by the terms of the Trust Agreement and, upon such removal or upon the resignation of the Trustee, the Board of Directors of the Sponsoring Employer shall designate and appoint a successor Trustee.

          Section 8.4    Powers of Trustee

          The Trustee shall have such powers to purchase insurance on the lives of Members, and hold, invest, reinvest, control, and disburse funds as at that time shall be set forth in the Trust Agreement.


                             ARTICLE 9

             RESERVATION OF AND LIMITATIONS ON RIGHTS

          Section 9.1    Benefits

          Although it is the intention of the Employer that this Plan shall be continued and its contributions made regularly each year, this Plan is entirely voluntary on the part of the Employer and the continuance of the Plan and the payments thereunder are not assumed as a contractual obligation of the Employer. The Employer does not guarantee or promise to pay or cause to be paid any of the benefits provided by this Plan.

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
          Section 9.2    Contributions

          The Employer specifically reserves the right, in its sole and uncontrolled discretion and by official and authorized act, to modify, suspend, in whole or in part, at any time or from time to time, and for any period or periods, or to discontinue at any time, the contributions specified in Article 7 of this Plan.

          Section 9.3    Members' Rights

          This Plan shall not be deemed to constitute a contract between the Employer and any Member or to be a consideration or an inducement for the employment of any Member or employee. Nothing contained in this Plan shall be deemed to give any Member or employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Member or employee at any time regardless of the effect which such discharge shall have upon him as a Member of the Plan.

          Section 9.4    Benefit Offset

          If any Member is, or becomes, or upon proper application would become, entitled to a pension or other benefits under any other "qualified" defined benefit pension plan of which his Employer has borne, or is required to bear, any part of the cost, the Monthly Retirement Income payable to such Member under the provisions of this Plan shall be reduced to reflect the value of such other pension plan to the extent that credit is granted under both Plans for the same period of Service. The term "other `qualified' defined benefit pension plan" shall not include any plan or program under which benefits are provided wholly or in part by public funds, state or federal, nor shall it include any "qualified" thrift or profit sharing plan sponsored by the Employer.

          Section 9.5    Spendthrift Clause

          None of the benefits under the Plan are subject to the claims of creditors of Members, Retired Members, Disabled Members or their beneficiaries and will not be subject to attachment, garnishment or any other legal process. Neither a Member, a Retired Member, a Disabled Member nor his beneficiaries may assign, sell, borrow on or otherwise encumber any of his beneficial interest in this Trust nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Member, Retired Member, Disabled Member or beneficiary. The preceding two (2) sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Member pursuant to a domestic relations order, unless such order is determined by the Retirement Committee to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985, if payment of benefits pursuant to the order has commenced prior to such date.

          Section 9.6    Return of Contributions

          It is intended that this Plan shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Code and regulations issued thereunder with respect to employees' plans and trusts:

               (1) so that contributions so made and the income of the Trust Fund will not be taxable to Members as income until received; and

               (2) so that the income of the Trust Fund shall be exempt from federal income tax.

          The Employer's contribution under this Plan is conditioned on it being deductible under Code Section 404. In the event the Commissioner of Internal Revenue or his delegate rules that a deduction for all or a part of the Employer's contribution is not allowed, the Employer will recover, within one (1) year after the disallowance of such deduction, that portion or all of its contribution for which no deduction is allowed. The Employer also reserves the right to recover that portion or all of any contribution made by a mistake of fact, provided such recovery is made within one (1) year of the payment of the contribution to the Trustee.


                            ARTICLE 10

                            AMENDMENTS

          Section 10.1   Amendment of Plan

          The Sponsoring Employer reserves the right, at any time and from time to time, without consent of Members, active or retired, Spouses, Beneficiaries, Contingent Beneficiaries or any person or persons claiming through them, by action of its Board of Directors, to modify or amend, in whole or in part, any or all of the provisions of the Plan, including specifically the right to make any such amendments effective retroactively if necessary to bring the Plan into conformity with governmental regulations which must be complied with in order to make the Plan eligible for tax benefits; provided that no such modification or amendment shall make it possible for any part of the assets of the Plan to be used for or diverted to purposes other than for the exclusive benefit of Members, Disabled Members and Retired Members and their Beneficiaries, Spouses and Contingent Beneficiaries under the Plan, prior to the satisfaction of all liabilities with respect to such Members, Disabled Members and Retired Members and their Beneficiaries, Spouses, and Contingent Beneficiaries under the Plan, except as stated in this Plan.

          Section 10.2   Limitations on Right to Amend

          No amendment to the Plan (including a change in the actuarial bases for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Member's Accrued Benefit. Notwithstanding the preceding sentence, a Member's Accrued Benefit may be reduced to the extent permitted under Code
  Section 412(c)(8). For purposes of this paragraph, a Plan amendment that has the effect of (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to Credited Service before the amendment, shall be treated as reducing Accrued Benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Member who satisfies the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit,

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
  a Social Security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing a Member's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or the date it becomes effective.


                            ARTICLE 11

           PERMANENT OR TEMPORARY DISCONTINUANCE OF PLAN

          Section 11.1   Termination

          Each Employer, by action of its Board of Directors, may suspend its payments to the Trust for any year and may terminate its participation in this Plan at any time.

          Section 11.2   Apportionment of Trust Fund

          If an Employer terminates its participation in this Plan, the Retirement Committee shall direct the Trustee to compute the value of that portion of the Trust Fund held for the benefit of Members, Retired Members, qualified terminated Members, Disabled Members, Spouses, Beneficiaries and Contingent Beneficiaries otherwise eligible to receive benefits hereunder attributable to employment with that Employer. The Retirement Committee, based upon the certification of the Actuary, shall apportion the amount so valued to all such Members, Retired Members, qualified terminated Members, Disabled Members and/or their Beneficiaries, Contingent Beneficiaries and Spouses in shares as determined in Section 11.3, but subject to the provisions of Section 11.6.

          Section 11.3   Allocation of Trust Fund

          The value of that portion of the Trust Fund computed above remaining after providing for that Employer's share of the expenses of administration of the Plan and Trust shall be allocated for purposes of paying Monthly Retirement Income, Disability Payments and Death Benefits in the order of precedence indicated and in the amounts indicated in Section 4044 of the Employee Retirement Income Security Act of 1974 as said Section may be amended, according to the principles set forth in said Section and such other portions of the said Act as it incorporates by reference. For the purpose of making such allocation, any regulations issued pursuant to that Section shall be deemed part of such Section.

          The allocation of that portion of the Trust Fund computed above in accordance with this Section shall be based on the method of payment of Monthly Retirement Income, Disability Payments or Death Benefits specified in the Plan.
  In the event that the Trust Fund assets on or after the date of termination are insufficient to fund all benefits within any class, the benefits of all higher order of precedence shall be funded, the benefits of all lower order of precedence shall be unfunded, and the assets remaining shall be allocated among members of that class on the basis of their respective actuarial reserves, subject to the provisions of Section 4044 of the Employee Retirement Income Security Act of 1974.

          Section 11.4   Expenses

          In the event of failure of an Employer upon termination of its participation in this Plan to pay or reimburse the Trustee or the Actuary for the then outstanding charges or expenses incurred hereunder, the Trustee is empowered to satisfy such claims by lien upon that portion of the Trust Fund attributable to that Employer, prior to making any allocation to Members, Retired Members, Disabled Members, Beneficiaries, Spouses, and Contingent Beneficiaries of the Plan in accordance with Section 11.2 and Section 11.3 hereof.

          Section 11.5   Distribution of Trust Fund

          The application of the Trust Fund on the foregoing basis shall be calculated by the Actuary and certified to the Trustee by the Retirement Committee as of the date on which the Plan terminated. Subject to the restrictions of the Employee Retirement Income Security Act of 1974, as it may be amended, when the calculations shall be completed, the interest of each Member, qualified terminated Member, Retired Member, Disabled Member, Beneficiary, Spouse, and Contingent Beneficiary shall continue to be held in the Trust Fund pursuant to the terms of
  Section 11.3 hereof, or, at the direction of the Retirement Committee, the appropriate portion of the Trust Fund shall be liquidated and each of their interests distributed to them in conformity with Section 4.2; provided, however, that subject to the limitations of Section 4044(d)(2) of the Employee Retirement Income Security Act of 1974, any funds remaining after the satisfaction of all liabilities to such Members, qualified terminated Members, Retired Members, Disabled Members, Beneficiaries, Spouses, and Contingent Beneficiaries under this Plan due to erroneous actuarial computation shall be returned to the Employer.

          Section 11.6   Restrictions on Distributions

          11.6(a) In the event of termination of the Plan, the benefit of any Highly Compensated Employee (including a former employee who is a Highly Compensated Employee) is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

          11.6(b) The annual payments of Monthly Retirement Income on behalf of any restricted Member shall not exceed the amount that would be payable as a single life annuity that is the Actuarial Equivalent of the Member's Accrued Benefit (other than any social security supplement), his other benefits (loans in excess of the amounts set forth in Code
                    Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefit not provided through insurance on the Member's life) under the Plan, and any social security supplement which he is entitled to receive. The term restricted Member shall mean any Member who is a Highly Compensated Employee (including a former employee who is a Highly Compensated Employee) and who is among the Company's twenty-five (25) most highly-compensated employees.

          11.6(c) The restrictions of Subsection (b) of this Section shall not apply if (i) after payment to or on behalf of such Member of all such benefits, the value of Plan assets equals or exceeds one hundred and ten percent (110%) of the value of the Plan's current liabilities as defined in Code Section 412(l)(7), or (ii) the value of the Member's benefits is less than one percent (1%) of the value of the Plan's current liabilities as defined in Code
                    Section 412(l)(7), or the value of the
                    Member's benefit does not exceed the amount described in Code Section 411(a)(11)(A).

          Section 11.7   Termination of Signatory Employer

          Termination of this Plan by one (1) Employer shall not affect the Plan as it applies to other signatory Employers and their Employees.

          Section 11.8   Non-forfeitability

          Notwithstanding any other provision herein contained (except the provisions of Section 11.6 hereof), should the Plan terminate or partially terminate, the rights of all affected past or present Members to benefits accrued to the date of such termination or partial termination, to the extent then funded, or the amounts credited to the Members' accounts, shall be non-forfeitable. A partial termination shall be deemed to have occurred in accordance with a determination to that effect by the Federal regulatory agency (the Department of Treasury, the Department of Labor, or the Pension Benefit Guaranty Corporation) having jurisdiction so to determine under the Employee Retirement Income Security Act of 1974.


                            ARTICLE 12

                              ACTUARY

          Section 12.1   Duties

          The Actuary shall make all actuarial calculations and perform all duties required of him hereunder. In making an actuarial valuation of the Plan and Trust from time to time, the Actuary may rely upon the written statement of the Trustee concerning the assets in the Trust and shall not be required to make any independent calculations with respect thereto. The Actuary shall certify to the Sponsoring Employer in writing the results of the calculations required of him and the Employer may rely thereon. In making all calculations hereunder, the Actuary shall use such actuarial tables as he deems appropriate but he shall use the same tables in making all his calculations during a specified period. The Actuary shall employ actuarial assumptions and methods each of which are reasonable (taking into account the experience of the Plan and reasonable expectations) or which, in the aggregate, result in a total contribution equivalent to that which would be determined if each such method and assumption were reasonable, and which, in combination, offer the Actuary's best estimate of anticipated experience under the Plan. The Actuary may from time to time change the actuarial tables and other assumptions used by him hereunder.

          Section 12.2   Information

          The Sponsoring Employer shall furnish the Actuary such information on employees, payrolls, and other related data as the Actuary may require from time to time.

          Section 12.3   Reliance

          The Actuary may rely upon any information furnished him by the Employer or by the Retirement Committee.


                            ARTICLE 13

                ENTRY AND WITHDRAWAL OF AN EMPLOYER

          Section 13.1   Entry of Employer

          An employer classified by the Board of Directors of the Sponsoring Employer as a subsidiary or affiliate of any organization signatory to this Plan may become a party to this Plan and the Trust Agreement and an Employer hereunder by delivering to the Retirement Committee a written election on such form as the Retirement Committee may require. With the consent of the Retirement Committee, such employer shall become an Employer hereunder as of an Effective Date approved by said Retirement Committee and shall be subject to the terms and provisions of this Plan and the Trust Agreement as then in effect or thereafter amended.

          Section 13.2   Withdrawal of Employer

          An Employer hereunder who wishes to withdraw from this Plan and the Trust Agreement shall deliver to the Retirement Committee a resolution of its Board of Directors which indicates the reason or reasons for such withdrawal.
  Withdrawal may take place on an Anniversary Date only and notice thereof to the Retirement Committee must be submitted at least six (6) months prior to the date the withdrawal is to be effective unless such time requirement is waived in writing by the Retirement Committee.

          13.2(a) If the withdrawal of an Employer is a part of the complete termination and dissolution of the Employer's business or the discontinuance of the Employer's pension plan without termination of its business and without the immediate establishment of a new pension plan, the provisions of Article 11 hereof shall apply to such Employer's withdrawal as if the withdrawal were a part of the complete termination of this Plan, but the participation of other Employers hereunder shall not be affected nor shall the continuation of the Plan with respect to the participation therein by other Employers be affected by such withdrawal of an Employer.

          13.2(b) If the withdrawal of an Employer hereunder is the result of the establishment of a new and different retirement plan for its employee which will, immediately upon withdrawal of the Employer from this Plan, cover employees of the Employer who are covered by this Plan, the Retirement Committee, upon being furnished evidence of the terms of such new retirement plan and that such new plan has been approved by the Internal Revenue Service as qualified under Section 401(a) of the Code as now in effect or hereafter amended, shall direct the Actuary and Trustee to establish such Employer's interest in the value of the

                    Trust Fund. The Employer's interest in the value of the Trust Fund so determined, after reduction for charges and other expenses incurred to process the withdrawal of the Employer, shall be transferred to the trustee or trustees of the new retirement plan or to the insurance company which is to hold the funds of the new retirement plan, whichever is applicable. The Retirement Committee in its sole discretion shall have the right to direct the Trustee to transfer the withdrawal value of the Employer's interest in the Trust Fund to the trustee or trustees of the new retirement plan or to the designated insurance company in the form of installments, in cash or in cash and securities over a period of time not to exceed six (6) months following the effective date of the Employer's withdrawal.

          13.2(c) The application of the withdrawing Employer's interest in the Trust Fund pursuant to the terms of this Section shall constitute a complete discharge of the responsibility of remaining Employers, the Retirement Committee and the Trustee, without any responsibility on their part collectively or individually to see to the application thereof.


                            ARTICLE 14

                       CHANGE IN EMPLOYMENT

          Section 14.1   Transfer to Signatory Employer

          A Member who is an employee of an Employer and who transfers his employment to or otherwise becomes an employee of another Employer hereunder without breaking his Service shall continue to be covered by this Plan without interruption. For actuarial contributions and other purposes of the Plan, he shall be considered an employee of his former Employer until the Anniversary Date coincident with or otherwise immediately following the date as of which his transfer of employment occurred, after which he shall be considered an employee of his new Employer for all purposes of the Plan.

          Section 14.2   Transfer to Non-signatory Employer

          A Member who becomes employed by another employer which is a subsidiary or affiliate of the Company although not an Employer as defined herein shall remain covered by this Plan until the last day of the Plan Year immediately following or coincident with such transfer of employment. Effective as of the Anniversary Date following such transfer of employment, such Member shall become a limited Member of the Plan and
  Section 5.1 shall not be applicable. As a limited Member and so long as he remains in the employ of the Company, he shall continue to earn Hours of Service for purposes of determining eligibility for benefits hereunder as if his employer were an Employer. However, no Credited Service shall be granted for the period of his limited membership and if such limited Member terminates employment without again becoming a full Member of this Plan, his benefits, if any, will be determined on the basis of his Credited Service at the time of his transfer of employment. His Average Monthly Earnings and Covered Compensation will be determined at the time of his transfer of employment.

          Section 14.3   Transfer from Non-signatory Employer

          An Employee who transfers employment from an employer which is a subsidiary or affiliate of an Employer, but which is not itself signatory hereto, to an Employer hereunder shall, for purposes of determining eligibility to participate hereunder, and for purposes of vesting, but not for purposes of benefit accrual, receive Hours of Service for his prior periods of employment with such affiliated or subsidiary employer. The Employee shall be eligible for membership immediately provided he satisfies the age and length of employment requirements of
  Section 3.1.

          Section 14.4   Resumption of Full Membership

          A limited Member of this Plan under Section 14.2 who returns to the employ of an Employer and the status of Employee hereunder shall again become a full Member of the Plan on the date of such transfer. A Member of this Plan who is subject to the terms of this Section shall be entitled to benefits equal to those retained as a limited Member plus such additional benefits as he might earn as a full Member again.

          Section 14.5   Change in Employment Status

          If a Member hereunder ceases to be an Employee due to a change in employment status, while remaining an employee of an Employer, he shall cease to accrue Credited Service as of the date of such change in status and shall become a limited Member hereunder until such time as he again becomes an Employee as defined herein. If such limited Member does not again become an Employee as defined herein prior to his severance of employment, the amount, if any, of the benefit to which he is entitled hereunder shall be determined based on his Credited Service as of the date of change in status, his Attained Age at date of severance, his Service including his period as a limited Member, his mode of severance, and his Average Monthly Earnings and Covered Compensation as of the date of his change in employment status. If an employee not a Member becomes an Employee as defined herein due to a change in employment status, he shall be eligible for membership (i) immediately if he has already satisfied all of the eligibility requirements of
  Section 3.1 except the requirement that he be an Employee, or
  (ii) as of the Participation Date following the date he satisfies the eligibility requirements of Section 3.1.


                            ARTICLE 15

                           MISCELLANEOUS

          Section 15.1   Retirement Committee Interpretation

          Any rules, regulations, or procedures that may be necessary for the proper administration or functioning of this Plan that are not covered in this Plan or the Trust Agreement shall be promulgated and adopted by the Retirement Committee.

          Section 15.2   Headings

          Any headings or subheadings in this Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

          Section 15.3   Governing Law

          This Plan shall be construed in accordance with the laws of the State Of Indiana, except where such laws are superseded by the Employee Retirement Income Security Act of
  1974, in which case such Act shall control.

          Section 15.4   Benefits to Minors and Incompetents

          In making any distribution to or for the benefit of any minor or incompetent Beneficiary, the Retirement Committee, in its sole, absolute and uncontrolled discretion, may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court-appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such guardian, committee, relative or other person shall be a complete discharge to the Trustee, without any responsibility on its part or on the part of the Retirement Committee to see to the application thereof.

          Section 15.5   Actuarial Determinations

          All actuarial determinations necessary in the administration of this Plan shall be made by the Actuary employed by the Sponsoring Employer. The Retirement Committee shall be free to consult the Actuary at any time and neither the Retirement Committee nor the Sponsoring Employer shall be liable for the actuarial correctness of any determination made by the Actuary.

          Section 15.6   Copies of Documents

          An executed copy of this Plan shall be furnished the Trustee. An executed copy of this Plan and of the Trust
  Agreement shall be furnished the Actuary.

          Section 15.7   Severability

          In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan and this Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

          Section 15.8   Named Fiduciaries

          For purposes of Part 4 of Title I of the Employee Retirement Income Security Act of 1974, the Employers, the Trustee, the Retirement Committee and those parties to whom any duties are allocated pursuant to Article 6 of the Plan or the Trust Agreement, as such provisions may hereafter be amended, shall each be named fiduciaries. All actions by named fiduciaries shall be in accordance with the terms of this Plan and of the Trust insofar as such documents are consistent with the provisions of Title I of the Employee Retirement Income Security Act of 1974. Each named fiduciary while discharging his duties under this Plan shall act solely in the interest of Members and beneficiaries and for the exclusive purpose of providing benefits and defraying reasonable administrative expenses. Each named fiduciary shall discharge his duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Without limiting the generality of the above, it is specifically provided that the appointment and retention of the members of the Retirement Committee or of any parties as investment managers pursuant to the Trust Agreement are duties of the Sponsoring Employer and the Trustee (whichever is appropriate) for purposes of this Section.

          Section 15.9   Allocation of Duties of Fiduciaries

          The Sponsoring Employer shall be responsible for the administration and management of the Plan except for those duties hereinafter specifically allocated to the Trustee or the Retirement Committee. The Trustee shall have exclusive responsibility for the management and control of the assets of the Plan (but may, pursuant to the Trust Agreement, delegate all or a portion of such responsibility). The Retirement Committee shall have exclusive responsibility for all matters specifically delegated to it by the Sponsoring Employer in this Plan. The Sponsoring Employer shall be deemed the administrator for purposes of the Employee Retirement Income Security Act of 1974.

          Section 15.10  Misstatement of Facts

          A misstatement in the age, sex, length of Service, date of employment or birth, or compensation of a Member, or any other such matter, shall be corrected when it becomes known that any such misstatement of fact has occurred.

          Section 15.11  Limitation on Benefits

          The total annual benefit (as defined hereinafter) of any Member shall not exceed the limitations set forth in this Section and its subsections.

          15.11(a) For purposes of this Section, the term "annual benefit" means a benefit payable in the form of a straight life annuity with no ancillary benefits, under a plan to which employees do not contribute and under which no rollover contributions (as defined in Sections 402(a)(5), 403(a)(4) and 408(d)(3)
                    of the Code) are made.

          15.11(b) The total annual benefit shall not exceed the lesser of

                    (1) ninety thousand dollars ($90,000) or the specific amount, determined by the Commissioner of Internal Revenue as of January 1 of each calendar year, beginning with calendar year 1988, to apply to the Plan Year ending with or within that calendar year, or

                    (2)  one hundred percent (100%) of the
                         Member's average compensation for his
                         high three (3) years (as defined in
                         Subsection (e) of this Section).

          15.11(c) When retirement benefits under this Plan are payable in any form other than the form described in Subsection (a) of this Section or if the Members contribute to the Plan or make rollover contributions, the determination as to whether the limitation described in this Section has been satisfied shall be made, in accordance with regulations prescribed by the Secretary of the Treasury or his delegate, by adjusting such benefit so that it is equivalent to the benefit described in Subsection (a) of this Section, provided that, if the benefit is payable in a form not subject to the provisions of Code
                    Section 417(e), it shall be the greater of the benefit determined using the factors set forth in Section 2.2, or the benefit determined using an interest rate of five percent (5%) per annum and the mortality table referenced in Section 2.2, and if the benefit is payable in a form subject to the provisions of Code Section 417(e), it shall be the benefit determined using the factors set forth in Section 2.2. For purposes of this Subsection, any ancillary benefit which is not directly related to retirement income benefits shall not be taken into account; and that portion of any joint and survivor annuity which constitutes a qualified joint and survivor annuity (as defined in Section 417(b) of the Internal Revenue Code) shall not be taken into account.

          15.11(d) If the retirement income benefit under this Plan begins before the Social Security retirement age, the determination as to whether the dollar limitation set forth in clause (1) of Subsection (b) of this Section has been satisfied shall be made, in accordance with regulations and pronouncements issued by the Secretary of the Treasury or his delegate, by reducing the dollar limitation so that such limitation (as so reduced) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a ninety thousand dollar ($90,000) annual benefit beginning at Social Security retirement age. The reductions required by this paragraph for determining equivalent maximum benefits which commence between age sixty-two (62) and the Social Security retirement age under the Social Security Act shall be consistent with the reductions provided by the Social Security Act for benefits commencing during that period. The factors used to determine the equivalent maximum benefit for benefits which commence prior to age sixty-two (62) shall be the reductions provided by the Social Security Act for the period between Social Security Retirement Age and age sixty-two (62), and
                    (i) the reduction factors in Section 4.5 to the extent such factors are applicable for the period prior to age sixty-two (62), or
                    (ii) an interest rate of five percent (5%) and the mortality table specified in Section 2.2, whichever produces the lesser dollar limitation.

          15.11(e) For purposes of this Section, a Member's high three (3) years shall be the period of consecutive calendar years (not more than three (3) during which the Member both was an active Member in the Plan and had the greatest aggregate compensation from the Employer. In the case of a Member who is an "employee" within the meaning of Section 401(c)(1) of the Code, the preceding sentence shall be applied by substituting "the Member's earned income (within the meaning of Section 401(c)(2) of the Code but determined without regard to any exclusion under Section 911 of the Code)," for "compensation from the Employer." Compensation, for purposes of this Section, shall be determined pursuant to Code section 415.

          15.11(f) Notwithstanding the preceding provisions of this Section, the benefits payable with respect to a Member under this Plan shall be deemed not to exceed the limitation of this
                    Section if:

                    (1)  the retirement benefits payable with
                         respect to such Member under this Plan
                         and under all other Defined Benefit
                         Plans to which the Employer contributes
                         do not exceed ten thousand dollars
                         ($10,000) for the applicable Plan Year
                         and for any prior Plan Year; and

                    (2)  the Employer has not at any time
                         maintained a Defined Contribution Plan
                         in which the Member participated.

          15.11(g) In the case of an Employee who has fewer than ten (10) years of participation in the Plan, the limitation referred to in clause (1) of Subsection (b) of this Section shall be multiplied by a fraction, the numerator of which is the number of years (or part thereof) of participation in the Plan and the denominator of which is ten (10).

                    In the case of an Employee who has fewer than ten (10) years of employment with the Employer, the limitation referred to in clause (2) of Subsection (b) of this Section (or in Subsection (f) of this Section, if applicable) shall be multiplied by a fraction, the numerator of which is the number of years (or parts thereof) of employment with the Employer and the denominator of which is ten (10).

                    In no event shall this Subsection reduce the limitation referred to in Subsection (b) of this Section (or in Subsection (f) of this Section, if applicable) to an amount less than one-tenth (1/10) of such limitation (determined without regard to this Subsection).

          15.11(h) In the case of a Member who is separated from service with his Employer, the one hundred percent (100%) limitation in clause (2) of Subsection (b) of this Section shall be automatically adjusted to reflect any regulations issued by the Secretary of the Treasury pursuant to Section 415(d) of the Code, concerning cost-of-living adjustments.

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
          15.11(i) If the retirement income benefit under this Plan begins after the Social Security retirement age and is the Actuarial Equivalent of the Member's normal retirement benefit, the determination as to whether the dollar limitation set forth in clause (1) of Subsection (b) of this Section has been satisfied shall be made, in accordance with regulations and pronouncements issued by the Secretary of the Treasury, by increasing the dollar limitation so that such limitation (as so increased) equals an annual benefit (beginning when such retirement income benefit begins) which is equivalent to a ninety thousand dollar ($90,000) annual benefit beginning at the Social Security retirement age, using (i) the interest and mortality rates specified in Section 2.2, or
                    (ii) the mortality factors specified in
                    Section 2.2 and an interest rate of five percent (5%) per annum, compounded annually, whichever produces the lower dollar limit.

          15.11(j) If the Current Accrued Benefit of a Member on December 31, 1986, exceeds the limitation referred to in Subsection (b) of this Section as modified by the applicable provisions of the other subsections of this Section, then, with respect to such Member, the limitation described in clause (1) of Subsection (b) of this Section shall be equal to such Current Accrued benefit.

                    For purposes of this Subsection, "Current
                    Accrued Benefit" means a Member's Accrued
                    Benefit determined as if the Member had
                    separated from service with the Employer as of December 31, 1986, and expressed as an annual benefit within the meaning of Code
                    Section 415(b)(2). In determining the amount of a Member's Current Accrued Benefit, (1) any change in the terms and conditions of the Plan after May 5, 1986, and (2) any cost of living adjustment occurring after May 5, 1986 shall be disregarded.

          15.11(k)  This Section is effective as of January 1st,
                    1987.

          Section 15.12  Combined Limitation on Benefits

          If a Member is a participant in one or more Defined Benefit Plans and one or more Defined Contribution Plans maintained by the Company, the sum of his defined benefit plan fraction and his defined contribution plan fraction shall not exceed unity (1.0) during any Limitation Year.

          If the sum of the defined benefit plan fraction and the defined contribution plan fraction would exceed unity (1.0) for any Limitation Year, the Company shall adjust the rate of benefit accrual for purposes of a Defined Benefit Plan on behalf of the Member so that the sum of such fractions shall not exceed unity (1.0).

          For purposes of determining maximum annual additions to Defined Contribution Plans and maximum annual benefits payable from Defined Benefit Plans, all Defined Contribution Plans and all Defined Benefit Plans, whether or not terminated, shall be combined and treated as one plan.

          15.12(a) The term "defined benefit plan fraction" shall mean a fraction the numerator of which is the Member's projected annual benefit (as defined in the said Defined Benefit Plan) determined as of the close of the Limitation Year, and the denominator of which is the lesser of:

                    (1)  the product of one and twenty-five
                         hundredths (1.25) multiplied by the
                         dollar limitation described in clause
                         (1) of Subsection 15.11(b) for such
                         Limitation Year; or

                    (2) the product of one and four-tenths (1.4) multiplied by the amount, described in clause (2) of Subsection 15.11(b), which may be taken into account with respect to each individual under the Plan for such Limitation Year.

          15.12(b) The term "defined contribution plan fraction" shall mean a fraction the numerator of which is the sum of all of the annual additions to the Member's individual account under the Defined Contribution Plan as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with the Company:

                    (1)  the product of one and twenty-five
                         hundredths (1.25) multiplied by the
                         dollar limitation in effect in Code
                         Section 415(c)(1)(A) for such Limitation
                         Year;

                    (2) the product of one and four-tenths (1.4) multiplied by the amount which may be taken into account pursuant to Code
                         Section 415(c)(1)(B) with respect to
                         each individual under the Defined
                         Contribution Plan for such Limitation
                         Year.  If the Plan satisfied the
                         applicable requirements of Section 415
                         of the Code as in effect for all Plan
                         Years prior to January 1st, 1987, the
                         numerator of the defined contribution
                         plan fraction shall be adjusted by
                         permanently subtracting therefrom an
                         amount equal to the product of the
                         amount by which the sum of the defined
                         benefit plan fraction and the defined
                         contribution plan fraction exceeds one
                         (1), times the denominator of the
                         defined contribution plan fraction as of December 31, 1986.

          15.12(c) The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan which is contained in
                    Section 2004 of the Employee Retirement
                    Income Security Act of 1974 as amended shall be complied with by a reduction (if necessary) in the Member's benefits under this Defined Benefit Plan before a reduction in annual additions to any Defined Contribution Plan.

          15.12(d)  This Section is effective as of January 1st,
                    1987.

          Section 15.13  Corrective Adjustments

          In the event that as of any Anniversary Date corrective adjustments are required pursuant to Section 15.11 or Section
  15.12, the Member's annual benefit shall be reduced by an amount, determined by the Actuary, adequate to ensure compliance with Section 15.11 and Section 15.12.

          Section 15.14  Successor on Merger or Consolidation

          In the event of a merger or consolidation of the Employer or transfer of all or substantially all of its assets to any other corporation, partnership or association, provision may be made by such successor corporation, partnership or association at its election for the continuance of this agreement and the retirement plan created hereunder by such successor entity. Such successor shall, upon its election to continue this Plan, be substituted in place of the Employer by an instrument duly authorizing such substitution and duly executed by the Employer and its successor. Upon notice of such substitution accompanied by a certified copy of the resolutions of the Board of Directors of the Employer and its successor, authorizing such substitution and delivered to the Trustee, the Trustee and all Members hereunder shall be authorized to recognize such successor in the place of the Employer.

          Section 15.15  Benefits on Merger or Consolidation

          In the case of any merger or consolidation with or transfer of assets or liabilities of the Plan to any other plan, such merger, transfer or consolidation shall, by its terms, provide that each Member of the Plan would, if the Plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then terminated.

          Section 15.16  Exclusive Benefit

          No Employer shall be entitled to any part of the corpus or income of the Trust Fund and no part thereof shall be used for or diverted to purposes other than the exclusive benefit of the Members and beneficiaries hereunder, except as provided in
  Section 7.2, Section 9.6 and Section 11.5 herein at the time of termination of the Plan and Trust.

          Section 15.17  Unclaimed Benefits

          If, after diligent effort, a Member or Beneficiary who is entitled to a distribution cannot be located within a reasonable period of time after the date such distribution was to commence, the distributable benefit shall be forfeited. If the Member or Beneficiary subsequently presents a valid claim for the benefit to the Retirement Committee, the Retirement Committee shall cause the benefit, equal to the amount which was forfeited under this Section, to be restored.

                            ARTICLE 16

                       TOP HEAVY PROVISIONS

          Section 16.1   Generally

          Notwithstanding anything contained in the Plan to the contrary, in the event that this Plan when combined with all other plans required to be aggregated pursuant to Code Section 416(g) is a Top Heavy Plan for any Plan Year, this Section shall become operative with respect to such Plan Year.

          Section 16.2   Vesting

          In the event the vesting schedule set forth in Section
  5.1 is less liberal than the vesting schedule hereinafter provided, then such vesting schedule shall be substituted with the following to the extent that the following is more favorable:

          Years of Service                       Vested Percentage
          ----------------                       -----------------
          Less than 2 years                            0%
          2 but less than 3 years                     20%
          3 years but less than 4 years               40%
          4 years but less than 5 years               60%
          5 years but less than 6 years               80%
          6 years or more                            100%

          Should the Plan cease to be a Top Heavy Plan, the vesting schedule in Section 5.1 shall be put back into effect. However, the vested percentage of any Member cannot be decreased as a result of the return to the prior vesting schedule and any Member with three (3) or more years of Service may elect, within the later of (i) sixty (60) days after the Plan ceases to be a Top Heavy Plan, or (ii) sixty (60) days after the date the Member is issued written notification of the change in the vesting schedules, to remain under the special vesting rules described in this Section.

          Section 16.3   Minimum Benefit

          For the first Plan Year that the Plan shall be a Top Heavy Plan, and all future Plan Years during which the Plan is a Top Heavy Plan, there shall be a minimum accrued benefit applicable to each Member who earns a year of Credited Service during the Plan Year equal to two percent (2%) of Top Heavy Compensation multiplied by the Member's years of Top Heavy Service up to a maximum of ten (10) years.

          Section 16.4   Top Heavy Compensation

          "Top Heavy Compensation" means one-twelfth (1/12) of a Member's average annual Full Compensation during that period of five (5) consecutive Testing Years for which his aggregate Full Compensation was the greatest. If he shall have fewer than five (5) consecutive Testing Years, his Top Heavy Compensation shall mean his average annual Full Compensation during that period containing the largest number of consecutive Testing Years; provided that, if there shall be more than one such period, Top Heavy Compensation shall be calculated on the basis of such period for which such average is the greatest.

          Section 16.5   Testing Year

          "Testing Year" means a Plan Year which begins prior to the end of the last Plan Year for which the Plan was a Top
  Heavy Plan, but excluding Plan Years beginning before 1984.

          Section 16.6   Full Compensation

          "Full Compensation" means, for any Employee for any Plan Year, his compensation (as such term is defined for purposes of Code Section 415(b)) from the Employer or affiliate for the calendar year which ends with or within such Plan Year, limited to one hundred fifty thousand dollars ($150,000) or such other amount as is authorized pursuant to Code Section 401(a)(17).

          Section 16.7   Top Heavy Service

          "Top Heavy Service" means a year of Credited Service for a Plan Year in which the Plan is a Top Heavy Plan, with the exception that Credited Service for Plan Years beginning prior to January 1, 1984, shall be excluded.

          Section 16.8   Combined Limitation on Benefits

          In the event the Plan is a Top Heavy Plan for the Plan
  Year, the multiplier of one and twenty-five hundredths (1.25)
  in Sections 15.12(a) and 15.12(b) shall be reduced to one (1.0) unless:

          (1) All plans required to be aggregated and any other plans which may be permissively aggregated pursuant to Code Section 416(g) are ninety percent
               (90%) or less top heavy; and

          (2)  The minimum accrued benefit referenced in Section
               16.3 is modified by substituting for such minimum accrued benefit a minimum accrued benefit applicable to all Members equal to the lesser of three percent (3%) of Top Heavy Compensation multiplied by the Member's number of years of Top Heavy Service, or a percentage of the Member's Top Heavy Compensation equal to at least twenty percent (20%) and increased by one percent (1%) for each Plan Year (up to ten percent (10%)) taken into account under this clause (ii).




   *    *    *    *    *    *    *    *    *    *    *    *    *

                            SIGNATURES


          IN WITNESS WHEREOF, the Sponsoring Employer has caused the Plan to be executed this 7 th day of August, 1996, but to be effective May 1, 1996, except as otherwise indicated.



  Attest:                               Old National Bancorp


                                        By: /s/ ALAN MOUNTS
  ----------------------                   ----------------
                                            ALAN MOUNTS

                                     Title: Vice President, Human Resources
                                            -------------------------------

                               APPENDIX A
                        PARTICIPATING EMPLOYERS



  Participating Employer                          Entrance Date
  ----------------------                          -------------
  Old National Bank in Evansville                 January 1,1945
  Old National Bancorp                            April 1, 1986
  The Merchants National Bank                     April 1, 1986
  First-Citizens Bank and Trust Company           April 1, 1986
  Peoples Bank and Trust Company                  July 1, 1986
  The Rockville National Bank                     September 1, 1986
  Clinton State Bank                              January 1, 1987
  Gibson County Bank                              April 1, 1987
  Security Bank & Trust of Vincennes              May 1, 1987
  Farmers Bank & Trust Co. of
    Madisonville, Kentucky                        January 1, 1988
  Peoples National Bank                           January 1, 1989
  Morganfield National Bank                       January 1, 1990
  First National Bank                             January 1, 1990
  First State Bank                                January 1, 1990
  Security Bank & Trust of Mt. Carmel             January 1, 1991
  Farmer's Bank & Trust Company of Henderson      January 1, 1991
  Old National Service Corporation                January 1, 1991
  Palmer American National Bank                   January 1, 1993
  United Southwest Bank                           January 1, 1993
  Citizens State Bank                             January 1, 1993
  Dubois County Bank                              January 1, 1994
  Richardt Insurance Agency, Inc.                 January 1, 1994
  Bank of Western Indiana                         January 1, 1995
  Indiana State Bank                              January 1, 1995
  Orange County Bank                              January 1, 1995
  Old National Trust Company                      January 1, 1995
  Old National Trust Company - Illinois           January 1, 1995
  Old National Trust Company - Kentucky           January 1, 1995
  Citizens National Bank                          January 1, 1996
  City National Bancorp, Inc.                     January 1, 1996
  First National Bank of Oblong                   January 1, 1996





  This Appendix reflects Participating Employers with an Entrance
  Date on or before January 1, 1996.

                               APPENDIX B
             PARTICIPATING EMPLOYERS - EARLY RETIREMENT ELIGIBILITY



  1. In the case of a Member who was an active participant in the First Citizens Bank and Trust Company Employees' Pension Plan as of November 13, 1986, Early Retirement Date shall be determined without regard to requirement that the Member be credited with at least five (5) years of Service.

  2. In the case of a Member who was an active participant in The Merchants National Bank in Terre Haute Employees' Pension Plan as of October 21, 1986, Early Retirement Date shall be determined without regard to requirement that the Member be credited with at least five (5) years of Service.

  3. In the case of a Member who was an active participant in the Indiana State Bank Employees' Pension Plan as of December 31, 1994, Early Retirement Date shall be determined without regard to requirement that the Member be credited with at least five (5) years of Service.

                               APPENDIX C
          PARTICIPATING EMPLOYERS - OPTIONAL FORMS PROVISIONS



  1. A Member who was a participant under a Participating Employer's prior plan that was merged into this Plan prior to January 1, 1995 may elect such other optional forms available under the Participating Employer's prior plan. The additional optional forms under this item are available as to the Member's entire Accrued Benefit.

                               APPENDIX D
         PARTICIPATING EMPLOYERS - NORMAL RETIREMENT PROVISIONS



  1. The amount of the Member's Monthly Retirement Income under the basic form and payable on his Normal Retirement, in the case of a Member (i) who was age fifty (50) or over and had completed ten (10) years of Service as of March 31, 1986, and (ii) who was a participant in The Merchants National Bank of Terre Haute Employees' Pension Plan, shall not be less than the normal retirement benefit (or the accrued benefit in the case of a Member who terminates his employment by retirement or otherwise prior to his Normal Retirement Date) of such Member which would have been provided under such prior plan had it continued unchanged based on the provisions of such plan as it existed immediately prior to March 31, 1986, less the Actuarial Equivalent of the benefit which would be provided by the Member's account balance (to the extent such account balance represents employer contributions and earnings attributable thereon) under the Employees' Savings and Profit-Sharing Plan of Old National Bancorp.

  2. The amount of the Member's Monthly Retirement Income under the basic form and payable on his Normal Retirement, in the case of a Member who was a participant in the Gibson County Bank Employees' Pension Plan as of March 31, 1987, shall not be less than the normal retirement benefit (or the accrued benefit in the case of a Member who terminates his employment by retirement or otherwise prior to his Normal Retirement Date) of such Member which would have been provided under such prior plan had it continued unchanged based on the provisions of such plan as it existed on March 31, 1987, less the Actuarial Equivalent of the benefit which would be provided by the Member's account balance (to the extent such account balance represents employer contributions and earnings attributable thereon) under the Employees' Savings and Profit-Sharing Plan of Old National Bancorp.

                               APPENDIX E
         PARTICIPATING EMPLOYERS - EARLY RETIREMENT REDUCTIONS



  1. In the case of a Member who has reached his early retirement date under the Indiana State Bank Employees' Pension Plan on or before December 31, 1994, and who was an active participant in the Indiana State Bank Employees' Pension Plan as of December 31, 1994, the benefit to which he is entitled pursuant to Section 4.5 shall not be less than his accrued benefit under the Indiana State Bank Employees' Pension Plan as of December 31, 1994, reduced by one-one hundred eightieth (1/180) for each completed month of the first five (5) years and one-three hundred sixtieth (1/360) for each completed month of the next five (5) years by which the date he begins receiving such benefit precedes his Normal Retirement Date.

  2. In the case of a Member who has reached his early retirement date under the City National Bancorp. Inc. Employee Retirement Plan on or before December 31, 1995, and who was an active participant in the City National Bancorp. Inc. Employee Retirement Plan as of December 31, 1995, the benefit to which he is entitled pursuant to Section 4.5 shall not be less than his accrued benefit under the City National Bancorp. Inc. Employee Retirement Plan as of December 31, 1995, reduced actuarially as provided in Section 6 of the City National Bancorp. Inc. Employee Retirement Plan.

                               APPENDIX F
              PARTICIPATING EMPLOYERS - VESTING PROVISIONS



  1. For those Members who were active participants in the prior plan of Farmers Bank & Trust Co. of Madisonville, Kentucky as of January 1, 1988, such Member's Accrued Benefit as of January 1, 1988 shall be nonforfeitable. Subsequent accruals shall become vested in accordance with Subsection 5.1(b).